Exhibit 99.1



    [LOGO OMITTED] Countrywide                     Computational Materials for
    --------------------------                CWABS Revolving Home Equity Loan
      SECURITIES CORPORATION                              Trust, Series 2004-P
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                             ABS New Transaction


                           Computational Materials
                           -----------------------

                                $1,500,000,000
                                (Approximate)


                                 CWABS, Inc.
                                  Depositor


                   CWABS REVOLVING HOME EQUITY LOAN TRUST,
                                Series 2004-P


                   Revolving Home Equity Loan Asset Backed
                             Notes, Series 2004-P



                          [LOGO OMITTED] Countrywide(Sm)
                                  HOME LOANS
                         Sponsor and Master Servicer


    [LOGO OMITTED] Countrywide
    --------------------------                     Computational Materials for
      SECURITIES CORPORATION                  CWABS Revolving Home Equity Loan
A Countrywide Capital Markets Company                     Trust, Series 2004-P
------------------------------------------------------------------------------

The attached tables and other statistical pool analyses, together with all other information presented herein (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only.
These Computational Materials are furnished to you solely by Countrywide
Securities Corporation ("Countrywide Securities") and not by the issuer of the securities or any of its affiliates (other than Countrywide Securities). The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Countrywide Securities, the issuer of the securities nor any of its other affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement, any related supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Without limiting the foregoing, the collateral information set forth in these Computational Materials, including without limitation the collateral tables which follow, is based only on a statistical pool of Mortgage Loans expected to be included in the Trust along with other Mortgage Loans on the Closing
Date. In addition, certain Mortgage Loans contained in this statistical pool may be deleted from the final pool of Mortgage Loans delivered to the Trust on the Closing Date. This statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although Countrywide Securities believes the information with respect to the statistical pool will be representative of the final pool of Mortgage
Loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials.
Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational
Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.
Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting your Countrywide Securities account representative.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk.
Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.








Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                    Page 2



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
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    --------------------------
      SECURITIES CORPORATION                                                                             Computational Materials for
A Countrywide Capital Markets Company                                          CWABS Revolving Home Equity Loan Trust, Series 2004-P
------------------------------------------------------------------------------------------------------------------------------------


                                                                                                   Prepared: October 22, 2004

                                                    $1,500,000,000 (Approximate)


                                              Revolving Home Equity Loan Trust (2004-P)

                                    REVOLVING HOME EQUITY LOAN ASSET BACKED NOTES, SERIES 2004-P
                                    ------------------------------------------------------------


====================================================================================================================================

Class     Approximate          Note Rate               WAL               Payment Window          Last Scheduled         Expected
           Amount (1)                                (Years)           (Months) Call/Mat (2)      Payment Date           Rating
                                                   Call/Mat (2)                                                        (S&P/Moody's)

------------------------------------------------------------------------------------------------------------------------------------
1-A       $570,164,000       LIBOR + [30](3)       2.54 / 2.70             1-73 / 1-142           October 2029          AAA / Aaa

2-A       $929,836,600                          Not Offered Herein


Total     $1,500,000,000
====================================================================================================================================

(1) Subject to a permitted variance of +/- 10%.
(2) Based on a collateral prepayment assumption of 40% CPR and a 15% draw rate, with respect to the Mortgage Loans and a settlement date of October
    29, 2004.
(3) Subject to the lesser of (a) a fixed cap of 16.00% and (b) the related Net
    WAC, as more fully described herein. Additionally, the coupon for the initial interest accrual period shall be based on an interpolated mid-point LIBOR (using the 1-month and 2-month LIBOR benchmarks).






Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                    Page 3



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
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    --------------------------
      SECURITIES CORPORATION                                                                             Computational Materials for
A Countrywide Capital Markets Company                                          CWABS Revolving Home Equity Loan Trust, Series 2004-P
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

Transaction Participants
------------------------

Underwriter:                                Countrywide Securities Corporation (Lead Manager) and Greenwich Capital Markets, Inc.
                                            (Co- Manager).

Sponsor and Master Servicer:                Countrywide Home Loans, Inc. ("Countrywide").

Depositor:                                  CWABS, Inc. (a limited purpose finance subsidiary of Countrywide Financial Corporation).

Custodian:                                  Treasury Bank, National Association (an affiliate of the Sponsor and Master Servicer).

Note Insurer:                               MBIA Insurance Corporation ("MBIA").

Indenture Trustee:                          JP Morgan Chase Bank.

Owner Trustee:                              Wilmington Trust Company.

Relevant Dates
--------------

Expected Closing Date:                      October 29, 2004.

Expected Settlement Date:                   October 29, 2004.

Cut-off Date:                               October 22, 2004.

Interest Period:                            Except with respect to the first Payment Date, the interest accrual period with respect to the Notes for a given Payment Date will be the period beginning with the previous Payment Date and ending on the day prior to such Payment Date.  For the first
                                            Payment Date, the Notes will accrue interest from the Closing Date through December
                                            14, 2004.

Payment Date:                               The fifteenth (15th) day of each month (or, if not a business day, the next succeeding business day), commencing December 15, 2004.

Collection Period:                          With respect to any Payment Date, the calendar month preceding the Payment Date or, in the case of the first Collection Period, the period beginning on the Cut-off Date and ending on the last day of November 2004.

The Mortgage Loans
------------------

Description of
Mortgage Loans:                             The Trust will consist of two groups of home equity revolving credit line loans made or to be made in the future under certain home equity revolving credit line loan agreements
                                            (the "Group 1 Mortgage Loans" and "Group 2 Mortgage Loans"). The Group 1 Mortgage Loans
                                            will be secured by second deeds of trust or mortgages on primarily one-to-four family residential properties with conforming loan balances based on maximum credit limits and will bear interest at rates that adjust based on the prime rate. The Group 2 Mortgage
                                            Loans will be secured by second deeds of trust or mortgages on primarily one-to-four family residential properties and will bear interest at rates that adjust based on the prime rate.The original principal balance of each class of Notes will exceed the aggregate Cut-off Date principal balance of the Mortgage Loans in the related loan group transferred to the Trust on the closing date.



Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                    Page 4



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
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    --------------------------
      SECURITIES CORPORATION                                                                             Computational Materials for
A Countrywide Capital Markets Company                                          CWABS Revolving Home Equity Loan Trust, Series 2004-P
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

                                            The actual pool of Mortgage Loans delivered to the Trust on the Closing Date is expected to have a Cut-off Date Balance of approximately $1,477,500,000 (subject to a variance of
                                            +/- 10%). However, the information presented in these Computational Materials for the
                                            Mortgage Loans, particularly in the collateral tables, which follow, reflects a statistical pool of Mortgage Loans as of October 13, 2004. However, the characteristics of the statistical pool are expected to be representative of the final pool of Mortgage
                                            Loans actually delivered to the Trust on the Closing Date.

HELOC Amortization:                         The Mortgage Loans are adjustable rate, home equity lines of credit ("HELOCs") which may be drawn upon generally for a period (the "Draw Period") of five (5) years (which, in most cases, may be extendible for an additional five (5) years with Countrywide's approval). HELOCs are generally subject to a fifteen (15) year repayment period following the end of the Draw Period during which the outstanding principal balance of the Mortgage Loan will be repaid in monthly installments equal to 1/180 of the outstanding principal balance as of the end of the Draw Period. A relatively small number of HELOCs are subject to a five (5), ten (10), or twenty (20) year repayment period following the Draw Period during which the outstanding principal balance of the loan will be repaid in equal monthly installments. Approximately 0.09% of the Group 1
                                            Mortgage Loans require a balloon repayment at the end of the Draw Period and approximately 0.12% of the Group 2 Mortgage Loans require a balloon repayment at the end of the Draw Period.

Cut-off Date Balance:                       The aggregate unpaid principal balance of the Mortgage Loans as of the Cut-off Date.

The Notes
---------

Description
of the Notes:                               The Class 1-A and Class 2-A Notes (together, the "Notes") will be issued by CWABS
                                            Revolving Home Equity Loan Trust, Series 2004-P (the "Trust"). As of the Closing Date,
                                            the aggregate principal balance of both classes of the Notes will be $1,500,000,000
                                            (subject to a permitted variance of +/- 10%).

Federal Tax Status:                         It is anticipated that the Notes will be treated as debt instruments for federal income tax purposes.

Registration:                               The Notes will be available in book-entry form through DTC, Clearstream and the
                                            Euroclear System.

Note Rate:                                  Except as noted below, each class of Notes will accrue interest during each Interest
                                            Accrual Period at a rate equal to the least of: (a) one-month LIBOR, plus [0.30]%, (b)
                                            the Net WAC of the Mortgage Loans in the related Loan Group, and (c) 16.00%. With respect to the initial Interest Accrual Period only, the rate calculated in clause (a)
                                            above will be based on an interpolated mid-point LIBOR (using the 1-month and 2-month
                                            LIBOR as benchmarks).

Net WAC:                                    The "Net WAC" of the Group 1 or Group 2 Mortgage Loans shall mean the weighted average of the loan rates of the Group 1 or Group 2 Mortgage Loans (as applicable), weighted on the basis of the daily average balance of each Mortgage Loan in the applicable loan group during the related billing cycle before the Collection Period relating to the
                                            Payment Date, net of the Expense Fee Rate.

Expense Fee Rate:                           For any Payment Date, the "Expense Fee Rate" shall be an amount equal to the sum of (i)
                                            the servicing fee rate, (ii) the note insurer premium rate times a fraction, the numerator, which is the Note principal balance of the applicable class of Notes and the denominator of which is the



Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                    Page 5



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
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    --------------------------
      SECURITIES CORPORATION                                                                             Computational Materials for
A Countrywide Capital Markets Company                                          CWABS Revolving Home Equity Loan Trust, Series 2004-P
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
                                            related Loan Group Balance, and (iii) commencing with the Payment Date in December 2005, the Note Insurer Carve-out Rate. The "Note Insurer Carve-out Rate" for any given Payment
                                            Date on and after the December 2005 Payment Date shall be equal to 0.50%.

Basis Risk Carryforward:                    On any Payment Date the "Basis Risk Carryforward" for either Class of Notes will equal, the sum of (x) the excess of (a) the amount of interest that would have accrued on such
                                            Notes during the related Interest Accrual Period without giving effect to the related
                                            Net WAC cap, over (b) the amount of interest that actually accrued on such Notes during such period, and (y) any Basis Risk Carryforward remaining unpaid from prior Payment
                                            Dates together with accrued interest thereon at the Note Rate without giving effect to the related Net WAC cap. The Basis Risk Carryforward will be paid to the extent funds are available from the related Mortgage Loans as set forth in "Group 1 Distributions of
                                            Interest" or "Group 2 Distributions of Interest" (as applicable), below.

Group 1
Distributions of Interest:                  Investor interest collections related to the Group 1 Mortgage Loans are to be applied in the following order of priority:

                                            1.  Note insurance policy premium of MBIA with respect to the Group 1 Mortgage Loans;
                                            2.  Accrued monthly interest on the Class 1-A Notes at the related Note Rate, as calculated above, together with any overdue accrued monthly interest from prior periods (exclusive of Basis Risk Carryforward);
                                            3.  To the Class 1-A Notes in respect of Investor Loss Amounts allocable to such Notes
                                                (as described below) for such Payment Date;
                                            4.  To the Class 1-A Notes in respect of Investor Loss Amounts allocable to such Notes
                                                (as described below) for previous Payment Dates to the extent not previously reimbursed, absorbed by the Transferor Interest, or funded by Subordinated
                                                Transferor Collections;
                                            5.  To the Class 2-A Notes in respect of Investor Loss Amounts allocable to such Notes
                                                (as described below) for such Payment Date, to the extent not covered by Investor
                                                Interest Collections related to the Group 2 Mortgage Loans;
                                            6.  To the Class 2-A Notes in respect of Investor Loss Amounts allocable to such Notes
                                                (as described below) for previous Payment Dates, to the extent not covered by
                                                Investor Interest Collections related to the Group 2 Mortgage Loans and not previously reimbursed;
                                            7.  Reimbursement to MBIA for prior draws on its insurance policy (with interest thereon) relating to the Group 1 Mortgage Loans;
                                            8.  Paydown of the Class 1-A Notes to create and maintain the required level of overcollateralization;
                                            9.  Paydown of the Class 2-A Notes to maintain (but not to create) the required level of overcollateralization, to the extent not covered by Investor Interest Collections related to the Group 2 Mortgage Loans;
                                            10. Payment of any other amounts owed to MBIA with respect to the Group 1 Mortgage
                                                Loans;
                                            11. Payment to the Master Servicer of amounts for which the Master Servicer is entitled pursuant to the sale and servicing agreement with respect to the Class 1-A Notes;
                                            12. Basis Risk Carryforward related to the Class 1-A Notes;
                                            13. Reimbursement to MBIA for prior draws on its insurance policy and any other amount owed to MBIA, in each case with respect to Group 2 Mortgage Loans; and
                                            14. Any excess cash flow to the holder of the Transferor Interest.

Group 2
Distributions of Interest:                  Investor interest collections related to the Group 2 Mortgage Loans are to be applied in the following order of priority:



Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                    Page 6



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
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      SECURITIES CORPORATION                                                                             Computational Materials for
A Countrywide Capital Markets Company                                          CWABS Revolving Home Equity Loan Trust, Series 2004-P
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
                                            1.  Note insurance policy premium of MBIA with respect to the Group 2 Mortgage Loans;
                                            2.  Accrued monthly interest on the Class 2-A Notes at the related Note Rate, as calculated above, together with any overdue accrued monthly interest from prior periods (exclusive of Basis Risk Carryforward);
                                            3.  To the Class 2-A Notes in respect of Investor Loss Amounts allocable to such Notes
                                                (as described below) for such Payment Date;
                                            4.  To the Class 2-A Notes in respect of Investor Loss Amounts allocable to such Notes
                                                (as described below) for previous Payment Dates to the extent not previously reimbursed, absorbed by the Transferor Interest, or funded by Subordinated
                                                Transferor Collections;
                                            5.  To the Class 1-A Notes in respect of Investor Loss Amounts allocable to such Notes
                                                (as described below) for such Payment Date, to the extent not covered by Investor
                                                Interest Collections related to the Group 1 Mortgage Loans;
                                            6.  To the Class 1-A Notes in respect of Investor Loss Amounts allocable to such Notes
                                                (as described below) for previous Payment Dates, to the extent not covered by
                                                Investor Interest Collections related to the Group 1 Mortgage Loans and not previously reimbursed;
                                            7.  Reimbursement to MBIA for prior draws on its insurance policy (with interest thereon) relating to the Group 2 Mortgage Loans;
                                            8.  Paydown of the Class 2-A Notes to create and maintain the required level of overcollateralization;
                                            9.  Paydown of the Class 1-A Notes to maintain (but not to create) the required level of overcollateralization, to the extent not covered by Investor Interest Collections related to the Group 1 Mortgage Loans;
                                            10. Payment of any other amounts owed to MBIA with respect to the Group 2 Mortgage
                                                Loans;
                                            11. Payment to the Master Servicer of amounts for which the Master Servicer is entitled pursuant to the sale and servicing agreement with respect to the Class 2-A Notes;
                                            12. Basis Risk Carryforward related to the Class 2-A Notes;
                                            13. Reimbursement to MBIA for prior draws on its insurance policy and any other amount owed to MBIA, in each case with respect to Group 1 Mortgage Loans; and
                                            14. Any excess cash flow to the holder of the Transferor Interest.

Distributions of Principal:                 Collections of principal related to the Mortgage Loans in each loan group are to be applied to the related class of Notes in the following order of priority:

                                            1.  During the Managed Amortization Period (as described below), the amount of principal payable to the holder of a class of Notes for each Payment Date will equal, to the extent funds are available from the related Mortgage Loans, the lesser of (a) the product of (i) the Investor Fixed Allocation Percentage (as defined below) for those
                                                Notes, and (ii) principal collections from the related Mortgage Loans relating to such Payment Date (such product, the "Maximum Principal Payment"), and (b) principal collections from the related Mortgage Loans for the related Payment Date less the sum of additional balances created from new draws on those Mortgage Loans during the related Collection Period (but not less than zero).

                                                The "Managed Amortization Period" for each class of Notes shall mean the period beginning on the Closing Date and, unless a Rapid Amortization Event (i.e., certain events of default or other material non-compliance by the Sponsor under the terms of the related transaction documents) shall have earlier occurred, through and including the Payment Date in November 2009.

                                                The "Investor Fixed Allocation Percentage" for any Payment Date and each Class of
                                                Notes will be calculated as follows: (i) on any date on which the related Allocated
                                                Transferor



Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                    Page 7



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
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      SECURITIES CORPORATION                                                                             Computational Materials for
A Countrywide Capital Markets Company                                          CWABS Revolving Home Equity Loan Trust, Series 2004-P
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
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                                                Interest is less than the related Required Transferor Subordinated Amount, 100%, and
                                                (ii) on any date on which the related Allocated Transferor Interest equals or exceeds the related Required Transferor Subordinated Amount, [98.75]%.

                                            2.  After the Managed Amortization Period, the amount of principal payable to the holders of each class of Notes will be equal to the related Maximum Principal
                                                Payment.


Optional Termination:                       The Notes may be retired as a result of the owner of the Transferor Interest purchasing all of the mortgage loans then included in the trust estate on any payment date on or after which the aggregate principal balance of both classes of Notes is less than or equal to 10% of the initial aggregate principal balance of the Notes of both classes.

Credit Enhancement:                         The Trust will include the following mechanisms, each of which is intended to provide credit support for the Notes:

                                            1.  Excess Interest Collections. For any Loan Group, its Excess Interest Collections are
                                                the related investor interest collections minus the sum of (a) the interest paid to the related class of Notes, (b) the servicing fee retained by the Master Servicer for the Mortgage Loans in that loan group, and (c) the premium paid to the Note
                                                Insurer allocable to that Loan Group. Investor Interest Collections from a loan group will be available to cover losses on the Mortgage Loans in the related loan group first and then, if necessary, in the unrelated loan group.

                                            2.  Limited Subordination of Transferor Interest (Overcollateralization). A portion of the Allocated Transferor Interest related to each loan group will be available to provide limited protection against Investor Loss Amounts in such loan group (as defined below) up to the Available Transferor Subordinated Amount for such loan group. The "Available Transferor Subordinated Amount" for each loan group is, for any Payment Date, the lesser of the related Allocated Transferor Interest and the related Required Transferor Subordinated Amount. The "Allocated Transferor Interest"
                                                for any date of determination, will equal (a) the related Loan Group Balance of the related Mortgage Loans at the close of business on the prior day, minus (b) the Note
                                                Principal Balance of the class of Notes related to that Loan Group (after giving effect to the distribution of all amounts actually distributed on that class of notes on that date ). Subject to any step-down or step-up as may be permitted or required by the transaction documents, the "Required Transferor Subordinated Amount"
                                                for each loan group will be (i) prior to the step-down date, [1.25]% of the Cut-off
                                                Date Balance of the related Mortgage Loans and (ii) on or after the step-down date and so long as a trigger event is not in effect, [2.50]% of the then current unpaid principal balance of the related Mortgage Loans (subject to a floor equal to 0.50%
                                                of the Cut-off Date Balance of the related Mortgage Loans). The Allocated Transferor
                                                Interest for each loan group will be less than zero on the Closing Date.

                                                The initial aggregate principal balance of each class of Notes will exceed the aggregate Cut- off Date principal balance of the Mortgage Loans in the related Loan
                                                Group transferred to the issuer on the closing date. This excess represents an undercollateralization of approximately [1.50]% of the original principal balance of the Notes.

                                            3.  Surety Wrap. MBIA will issue a note insurance policy, which will guarantee the timely payment of interest and the ultimate repayment of principal to the holders of the Notes. The policy does not cover payment of Basis Risk Carryforward.



Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                    Page 8



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
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    --------------------------
      SECURITIES CORPORATION                                                                             Computational Materials for
A Countrywide Capital Markets Company                                          CWABS Revolving Home Equity Loan Trust, Series 2004-P
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
Investor Loss Amounts:                      With respect to any Payment Date and each Class of Notes, the amount equal to the product of (a) the applicable Investor Floating Allocation Percentage (as defined below)
                                            for such Payment Date and such Notes, and (b) the aggregate of the Liquidation Loss
                                            Amounts for such Payment Date from Mortgage Loans in the relevant loan group. The
                                            "Investor Floating Allocation Percentage," for any Payment Date and each loan group shall be the lesser of 100% and a fraction, the numerator of which is the related Note
                                            Principal Balance and the denominator of which is the Loan Group Balance of the related
                                            Mortgage Loans at the beginning of the related Collection Period. The "Loan Group
                                            Balance" for each loan group and any date is the aggregate of the principal balances of the related Mortgage Loans as of such date. "Liquidation Loss Amounts" for any liquidated Mortgage Loan and any Payment Date is the unrecovered principal balance of such Mortgage Loan at the end of the Collection Period in which such Mortgage Loan became a liquidated Mortgage Loan, after giving effect to its net liquidation proceeds.

ERISA Eligibility:                          Subject to the considerations in the prospectus supplement, the Notes are expected to be
                                            ERISA eligible. Prospective investors must review the related prospectus and prospectus supplement and consult with their professional advisors for a more detailed description of these matters prior to investing in the Notes.

SMMEA Treatment:                            The Notes will not constitute "mortgage related securities" for purposes of SMMEA.

                                      [Collateral Tables and Discount Margin Tables to follow]



Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                    Page 9

    [LOGO OMITTED] Countrywide
    --------------------------
      SECURITIES CORPORATION                                                                             Computational Materials for
A Countrywide Capital Markets Company                                          CWABS Revolving Home Equity Loan Trust, Series 2004-P
------------------------------------------------------------------------------------------------------------------------------------

                                                     Discount Margin Tables (%)


        Class 1-A (To Call) (1)
------------------------------------------------------------------------------------------------------------------------------------
                  CPR                       22%           25%          35%          40%          45%          50%          52%
------------------------------------------------------------------------------------------------------------------------------------
              DM @ 100-00                   [30]          [30]         [30]         [30]         [30]         [30]         [30]
------------------------------------------------------------------------------------------------------------------------------------
                WAL (yr)                    6.09          5.13         3.13         2.54         2.09         1.74         1.62
------------------------------------------------------------------------------------------------------------------------------------
               MDUR (yr)                    5.59          4.76         2.98         2.44         2.02         1.69         1.58
------------------------------------------------------------------------------------------------------------------------------------
            Principal Window
               Beginning                   Dec04         Dec04        Dec04        Dec04        Dec04        Dec04        Dec04
------------------------------------------------------------------------------------------------------------------------------------
          Principal Window End             Sep16         May15        Jan12        Dec10        Jan10        Mar09        Nov08
------------------------------------------------------------------------------------------------------------------------------------
     (1) Based on a 15% draw rate.


      Class 1-A (To Maturity) (1)
------------------------------------------------------------------------------------------------------------------------------------
                  CPR                       22%           25%          35%          40%          45%          50%          52%
------------------------------------------------------------------------------------------------------------------------------------
              DM @ 100-00                   [30]          [30]         [30]         [30]         [30]         [30]         [30]
------------------------------------------------------------------------------------------------------------------------------------
                WAL (yr)                    6.34          5.37         3.32         2.70         2.24         1.88         1.76
------------------------------------------------------------------------------------------------------------------------------------
               MDUR (yr)                    5.77          4.94         3.13         2.58         2.15         1.81         1.70
------------------------------------------------------------------------------------------------------------------------------------
            Principal Window
               Beginning                   Dec04         Dec04        Dec04        Dec04        Dec04        Dec04        Dec04
------------------------------------------------------------------------------------------------------------------------------------
          Principal Window End             Dec24         Apr23        June18       Sep16        Feb15        Oct13        Apr13
------------------------------------------------------------------------------------------------------------------------------------
     (1) Based on a 15% draw rate.





Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                    Page 10

    [LOGO OMITTED] Countrywide
    --------------------------                                                                           Computational Material for
      SECURITIES CORPORATION                                                   CWABS Revolving Home Equity Loan Trust, Series 2004-P
A Countrywide Capital Markets Company                                                                                        Group 1
------------------------------------------------------------------------------------------------------------------------------------


                                                            $634,343,415

                                           Summary of Loans in Statistic Calculation Pool
                                                      (As of Calculation Date)

                                                                                                           Range
                                                                                                           -----

Aggregate Principal Balance                                                   $634,343,415

Aggregate Credit Limit                                                        $667,464,969

WA Coupon (Gross)                                                                   5.681%           3.000% to 15.750%

WA Margin (Gross)                                                                   2.263%           -0.500% to 11.250%

WA Maximum Rate                                                                    17.966%           11.949% to 21.000%

Average Principal Balance                                                          $58,373          $32,000 to $100,000

Average Credit Limit                                                               $61,421          $32,000 to $166,300

WA Remaining Term To Scheduled Maturity (months)                                       299               110 to 351

WA Combined Loan-to-Value Ratio                                                     88.04%            8.31% to 100.00%

Average Credit Utilization Rate                                                     96.66%           23.10% to 100.00%

Origination Period                                                                                7/23/1997 to 10/13/2004

Secured by (% of pool)                    1st Liens                                  0.00%

                                          2nd Liens                                100.00%

WA Months to First Roll                                                               1.15

WA FICO                                                                                710

WA Second Mortgage Ratio                                                            22.35%            3.56% to 100.00%


------------------------------------------------------------------------------------------------------------------------------------
   Top 5 States           Top 5 Prop            Doc Types               Appr Types            Occ Codes              Delinq Status
   ------------           ----------            ---------               ----------            ---------              -------------
CA         42.59%     SFR       68.09%    REDUCE     37.66%     1004U          62.74%     OO        95.21%    Current         99.98%
FL          5.22%     PUD       18.48%    ALT        21.13%     PrpValUp       13.67%     INV        3.03%    90+ Days         0.01%
NJ          4.35%     CND        9.32%    FULL       17.08%     1073C           8.15%     2H         1.76%    30 - 59 D        0.01%
NV          4.19%     2-4U       3.05%    STREAM     14.94%     2055I           4.65%
NY          4.00%     CNDP       0.96%    SUPERS      9.19%     AS400Val        3.12%



------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

    [LOGO OMITTED] Countrywide                                                                           Computational Material for
    --------------------------                                                 CWABS Revolving Home Equity Loan Trust, Series 2004-P
      SECURITIES CORPORATION                                                                                                 Group 1
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------

                                                            $634,343,415

------------------------------------------------------------------------------------------------------------------------------------
                                                            Loan Programs
------------------------------------------------------------------------------------------------------------------------------------
                                      CURRENT        # OF        % OF          AVERAGE        GROSS      REMG.               ORIG
DESCRIPTION                           BALANCE        LOANS       TOTAL         BALANCE         WAC       TERM     FICO       LTV
------------------------------------------------------------------------------------------------------------------------------------
HELOC 10YDR/20YRP                       $52,887          1        0.01         $52,887        5.625     351.00     729       100.0
HELOC 10YDR/0YRP                       $153,327          2        0.02         $76,663        5.640     110.00     776       100.0
HELOC 10YDR/15YRP                  $633,124,563     10,849       99.81         $58,358        5.681     299.49     710        88.0
HELOC 15YDR/0YRP                       $413,569          6        0.07         $68,928        7.559     179.52     701        97.1
HELOC 15YDR/10YRP                      $599,070          9        0.09         $66,563        4.858     300.00     689        83.6
------------------------------------------------------------------------------------------------------------------------------------
                                   $634,343,415     10,867      100.00         $58,373        5.681     299.37     710        88.0
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                         Principal Balances
------------------------------------------------------------------------------------------------------------------------------------
                                      CURRENT        # OF         % OF         AVERAGE        GROSS      REMG.                ORIG
DESCRIPTION                           BALANCE        LOANS       TOTAL         BALANCE         WAC       TERM     FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
$30,000.01 - $40,000.00             $92,113,323      2,543       14.52         $36,222        5.422     299.44     709        88.9
$40,000.01 - $50,000.00            $112,119,499      2,452       17.67         $45,726        5.491     299.34     709        87.4
$50,000.01 - $60,000.00             $95,338,672      1,721       15.03         $55,397        5.665     299.50     710        89.7
$60,000.01 - $70,000.00             $80,300,375      1,229       12.66         $65,338        5.677     299.50     710        90.3
$70,000.01 - $80,000.00             $76,454,191      1,012       12.05         $75,548        5.804     299.35     712        88.4
$80,000.01 - $90,000.00             $61,080,498        714        9.63         $85,547        5.845     299.54     708        88.3
$90,000.01 - $100,000.00           $116,936,857      1,196       18.43         $97,773        5.919     299.10     709        84.7
------------------------------------------------------------------------------------------------------------------------------------
                                   $634,343,415     10,867      100.00         $58,373        5.681     299.37     710        88.0
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                         Mortgage Rates
------------------------------------------------------------------------------------------------------------------------------------
                                      CURRENT        # OF         % OF         AVERAGE        GROSS      REMG.                ORIG
DESCRIPTION                           BALANCE        LOANS       TOTAL         BALANCE         WAC       TERM     FICO        LTV
------------------------------------------------------------------------------------------------------------------------------------
<= 3.000                             $1,354,673         25        0.21         $54,187        3.000     299.79     691        91.3
3.001 - 3.500                       $39,139,061        707        6.17         $55,359        3.371     299.82     709        94.3
3.501 - 4.000                      $136,348,711      2,385       21.49         $57,169        3.989     300.00     692        83.3
4.001 - 4.500                      $112,489,282      2,096       17.73         $53,669        4.480     299.97     718        92.0
4.501 - 5.000                       $56,760,963        971        8.95         $58,456        4.799     297.00     727        78.7
5.001 - 5.500                       $23,258,898        340        3.67         $68,409        5.340     299.08     717        72.0
5.501 - 6.000                       $21,820,144        326        3.44         $66,933        5.766     299.52     709        80.2
6.001 - 6.500                       $21,937,079        336        3.46         $65,289        6.351     299.29     703        83.6
6.501 - 7.000                       $31,754,244        533        5.01         $59,576        6.813     298.46     723        89.4
7.001 - 7.500                       $63,450,609      1,067       10.00         $59,466        7.292     299.30     712        90.5
7.501 - 8.000                       $27,377,136        444        4.32         $61,660        7.875     298.83     711        94.7
8.001 - 8.500                       $60,293,773        987        9.50         $61,088        8.275     299.60     727        97.6
8.501 - 9.000                       $14,184,826        242        2.24         $58,615        8.852     298.97     707        94.8
9.001 - 9.500                       $12,115,884        194        1.91         $62,453        9.260     299.92     684        97.1
9.501 - 10.000                       $3,032,423         53        0.48         $57,216        9.874     300.00     690        94.7
10.001 - 10.500                        $946,124         18        0.15         $52,562       10.274     300.00     662        90.6
10.501 - 11.000                      $7,438,337        132        1.17         $56,351       10.709     299.80     616        78.7
11.001 - 11.500                        $411,366          7        0.06         $58,767       11.323     296.37     642        79.9
11.501 - 12.000                        $192,089          3        0.03         $64,030       11.875     300.00     664        95.8
> 13.000                                $37,793          1        0.01         $37,793       15.750     300.00     634        83.4
------------------------------------------------------------------------------------------------------------------------------------
                                   $634,343,415     10,867      100.00         $58,373        5.681     299.37     710        88.0
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

    [LOGO OMITTED] Countrywide                                                                           Computational Material for
    --------------------------                                                 CWABS Revolving Home Equity Loan Trust, Series 2004-P
      SECURITIES CORPORATION                                                                                                 Group 1
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------

                                                            $634,343,415

------------------------------------------------------------------------------------------------------------------------------------
                                                    Months Remaining to Maturity
------------------------------------------------------------------------------------------------------------------------------------
                                      CURRENT        # OF         % OF         AVERAGE        GROSS      REMG.                ORIG
DESCRIPTION                           BALANCE        LOANS       TOTAL         BALANCE         WAC       TERM     FICO        LTV
------------------------------------------------------------------------------------------------------------------------------------
109 - 120                              $153,327          2        0.02         $76,663        5.640     110.00     776       100.0
169 - 180                              $413,569          6        0.07         $68,928        7.559     179.52     701        97.1
205 - 216                               $47,967          1        0.01         $47,967        8.250     214.00     651        87.2
217 - 228                              $103,558          2        0.02         $51,779        6.179     218.00     709        77.1
241 - 252                               $46,565          1        0.01         $46,565        8.250     252.00     662        95.0
253 - 264                              $126,345          3        0.02         $42,115        7.749     255.69     682        84.6
265 - 276                              $846,545         14        0.13         $60,468        5.871     271.66     725        80.7
277 - 288                            $2,674,216         57        0.42         $46,916        6.880     284.65     723        80.5
289 - 300                          $629,878,437     10,780       99.30         $58,430        5.674     299.63     710        88.1
349 - 360                               $52,887          1        0.01         $52,887        5.625     351.00     729       100.0
------------------------------------------------------------------------------------------------------------------------------------
                                   $634,343,415     10,867      100.00         $58,373        5.681     299.37     710        88.0
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                    Combined Loan-to-Value Ratios
------------------------------------------------------------------------------------------------------------------------------------
                                      CURRENT        # OF         % OF         AVERAGE        GROSS      REMG.                ORIG
DESCRIPTION                           BALANCE        LOANS       TOTAL         BALANCE         WAC       TERM     FICO        LTV
------------------------------------------------------------------------------------------------------------------------------------
0.01 - 10.00                            $40,000          1        0.01         $40,000        5.250     300.00     770         8.3
10.01 - 20.00                          $203,915          5        0.03         $40,783        5.444     296.14     750        17.1
20.01 - 30.00                        $1,527,896         24        0.24         $63,662        5.514     297.69     724        25.6
30.01 - 40.00                        $3,713,861         65        0.59         $57,136        5.083     298.23     711        35.6
40.01 - 50.00                        $8,326,910        132        1.31         $63,083        4.847     298.69     726        45.7
50.01 - 60.00                       $16,675,015        264        2.63         $63,163        5.111     298.61     705        55.5
60.01 - 70.00                       $50,526,087        818        7.97         $61,768        5.003     298.60     705        66.7
70.01 - 80.00                       $71,084,195      1,144       11.21         $62,137        5.035     299.52     693        77.4
80.01 - 90.00                      $199,428,755      3,504       31.44         $56,915        5.733     299.39     704        88.8
90.01 - 100.00                     $282,816,782      4,910       44.58         $57,600        5.995     299.55     718        98.2
------------------------------------------------------------------------------------------------------------------------------------
                                   $634,343,415     10,867      100.00         $58,373        5.681     299.37     710        88.0
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                       Geographic Distribution
------------------------------------------------------------------------------------------------------------------------------------
                                      CURRENT        # OF         % OF         AVERAGE        GROSS      REMG.                ORIG
DESCRIPTION                           BALANCE        LOANS       TOTAL         BALANCE         WAC       TERM     FICO        LTV
------------------------------------------------------------------------------------------------------------------------------------
AK                                   $1,025,662         18        0.16         $56,981        4.831     298.89     708        85.4
AL                                   $4,132,409         84        0.65         $49,195        4.798     299.91     708        94.3
AZ                                  $19,993,377        394        3.15         $50,745        5.420     299.39     712        91.3
CA                                 $270,197,364      4,054       42.59         $66,650        6.030     299.35     709        86.6
CO                                  $23,161,242        437        3.65         $53,001        5.447     299.56     715        93.0
CT                                   $6,462,272        107        1.02         $60,395        5.402     299.72     695        85.8
DC                                   $1,164,636         18        0.18         $64,702        5.015     299.84     693        87.4
DE                                   $1,170,298         25        0.18         $46,812        4.743     298.63     706        87.5
FL                                  $33,104,669        627        5.22         $52,799        5.734     299.14     712        89.0
GA                                  $11,310,680        218        1.78         $51,884        4.914     299.41     703        92.5
HI                                   $7,097,105        118        1.12         $60,145        5.376     299.29     714        82.3
IA                                     $827,765         16        0.13         $51,735        5.809     300.00     711        95.9
ID                                   $2,416,740         51        0.38         $47,387        5.690     298.29     708        92.6
IL                                  $18,648,168        351        2.94         $53,129        5.398     299.68     718        90.6
IN                                   $2,143,771         41        0.34         $52,287        5.213     298.98     712        88.1
------------------------------------------------------------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

    [LOGO OMITTED] Countrywide                                                                           Computational Material for
    --------------------------                                                 CWABS Revolving Home Equity Loan Trust, Series 2004-P
      SECURITIES CORPORATION                                                                                                 Group 1
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------

                                                            $634,343,415

------------------------------------------------------------------------------------------------------------------------------------
                                                       Geographic Distribution
------------------------------------------------------------------------------------------------------------------------------------
                                      CURRENT        # OF         % OF         AVERAGE        GROSS      REMG.                ORIG
DESCRIPTION                           BALANCE       LOANS        TOTAL         BALANCE         WAC       TERM      FICO       LTV
------------------------------------------------------------------------------------------------------------------------------------
KS                                   $2,037,053        41         0.32         $49,684        5.047     299.82     708        94.6
KY                                   $2,653,716        50         0.42         $53,074        5.212     299.93     709        93.2
LA                                   $2,517,856        53         0.40         $47,507        5.036     299.68     702        89.1
MA                                  $16,027,264       274         2.53         $58,494        5.378     299.17     706        86.3
MD                                  $11,105,002       199         1.75         $55,804        5.793     299.36     698        87.6
ME                                   $1,185,429        22         0.19         $53,883        5.618     299.66     711        89.6
MI                                   $8,794,621       182         1.39         $48,322        4.989     299.56     710        92.2
MN                                  $10,508,630       208         1.66         $50,522        5.084     299.84     713        90.1
MO                                   $3,864,982        80         0.61         $48,312        4.992     299.69     700        91.9
MS                                     $756,359        18         0.12         $42,020        5.868     299.96     683        94.1
MT                                   $1,603,832        33         0.25         $48,601        5.098     299.35     721        84.7
NC                                   $6,292,273       129         0.99         $48,777        5.010     299.13     715        91.7
ND                                     $133,980         3         0.02         $44,660        5.241     300.00     686        93.0
NE                                     $489,856        10         0.08         $48,986        5.281     300.00     705        96.0
NH                                   $2,844,612        54         0.45         $52,678        5.493     299.30     710        90.3
NJ                                  $27,592,486       487         4.35         $56,658        5.470     299.49     704        86.0
NM                                   $1,656,310        31         0.26         $53,429        5.239     298.03     714        88.0
NV                                  $26,558,211       475         4.19         $55,912        6.178     299.77     712        88.4
NY                                  $25,402,580       435         4.00         $58,397        5.012     298.78     711        82.1
OH                                   $6,196,436       122         0.98         $50,790        5.222     299.20     700        89.7
OK                                   $1,615,229        33         0.25         $48,946        5.215     299.38     704        90.1
OR                                   $5,910,247       111         0.93         $53,245        5.610     299.46     718        90.0
PA                                   $9,045,121       175         1.43         $51,686        5.159     299.42     703        86.7
RI                                   $1,528,077        29         0.24         $52,692        5.757     299.45     704        86.6
SC                                   $2,064,753        41         0.33         $50,360        5.542     299.71     709        91.4
SD                                     $156,690         3         0.02         $52,230        4.554     300.00     723        91.2
TN                                   $4,143,879        87         0.65         $47,631        5.216     299.77     713        93.6
TX                                   $2,683,425        51         0.42         $52,616        5.244     299.82     723        88.9
UT                                   $5,155,268       100         0.81         $51,553        5.541     299.20     717        92.5
VA                                  $16,749,373       302         2.64         $55,462        5.473     299.53     709        89.8
VT                                     $238,861         5         0.04         $47,772        4.902     300.00     720        93.5
WA                                  $18,589,670       357         2.93         $52,072        5.601     298.90     714        92.7
WI                                   $4,197,530        84         0.66         $49,971        5.078     299.90     709        90.9
WV                                     $825,254        16         0.13         $51,578        5.218     300.00     704        87.4
WY                                     $362,390         8         0.06         $45,299        5.146     300.00     703        88.8
------------------------------------------------------------------------------------------------------------------------------------
                                   $634,343,415    10,867       100.00         $58,373        5.681     299.37     710        88.0
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                             FICO Ranges
------------------------------------------------------------------------------------------------------------------------------------
                                      CURRENT        # OF         % OF         AVERAGE        GROSS      REMG.                ORIG
DESCRIPTION                           BALANCE       LOANS        TOTAL         BALANCE         WAC       TERM      FICO       LTV
------------------------------------------------------------------------------------------------------------------------------------
821 - 840                            $1,179,468        20         0.19         $58,973        4.827     284.11     828        71.0
801 - 820                            $6,854,100       119         1.08         $57,597        5.469     299.40     808        85.4
781 - 800                           $26,149,581       453         4.12         $57,725        5.410     299.17     789        86.5
761 - 780                           $56,179,539       958         8.86         $58,643        5.656     299.25     770        88.3
741 - 760                           $75,435,697     1,306        11.89         $57,761        5.715     299.29     750        89.1
721 - 740                           $93,339,147     1,593        14.71         $58,593        5.899     299.43     730        90.5
701 - 720                          $108,877,986     1,861        17.16         $58,505        5.808     299.22     710        90.5
------------------------------------------------------------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

    [LOGO OMITTED] Countrywide                                                                           Computational Material for
    --------------------------                                                 CWABS Revolving Home Equity Loan Trust, Series 2004-P
      SECURITIES CORPORATION                                                                                                 Group 1
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------

                                                            $634,343,415

------------------------------------------------------------------------------------------------------------------------------------
                                                             FICO Ranges
------------------------------------------------------------------------------------------------------------------------------------
                                      CURRENT        # OF         % OF         AVERAGE        GROSS      REMG.                ORIG
DESCRIPTION                           BALANCE        LOANS       TOTAL         BALANCE         WAC       TERM     FICO        LTV
------------------------------------------------------------------------------------------------------------------------------------
681 - 700                           $92,246,821      1,556       14.54         $59,285        5.625     299.58     690        88.1
661 - 680                           $86,947,476      1,497       13.71         $58,081        5.533     299.45     671        86.8
641 - 660                           $46,576,428        808        7.34         $57,644        5.302     299.61     652        85.1
621 - 640                           $30,351,863        520        4.78         $58,369        5.370     299.68     631        81.4
601 - 620                            $6,431,100        112        1.01         $57,421        6.810     299.89     614        82.6
581 - 600                            $2,635,485         45        0.42         $58,566        8.932     299.22     590        75.2
561 - 580                              $646,453         10        0.10         $64,645        7.998     300.00     575        80.3
<= 560                                 $492,271          9        0.08         $54,697        9.981     299.57     531        77.7
------------------------------------------------------------------------------------------------------------------------------------
                                   $634,343,415     10,867      100.00         $58,373        5.681     299.37     710        88.0
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                         Property Type Group
------------------------------------------------------------------------------------------------------------------------------------
                                      CURRENT        # OF         % OF         AVERAGE        GROSS      REMG.                ORIG
DESCRIPTION                           BALANCE        LOANS       TOTAL         BALANCE         WAC       TERM     FICO        LTV
------------------------------------------------------------------------------------------------------------------------------------
SFR                                $431,896,030      7,347       68.09         $58,785        5.609     299.35     707        87.0
PUD                                $117,232,949      2,041       18.48         $57,439        5.705     299.30     714        90.3
CND                                 $59,103,782      1,036        9.32         $57,050        5.930     299.52     719        91.0
2-4U                                $19,326,441        312        3.05         $61,944        6.237     299.79     711        88.3
CNDP                                 $6,071,716        117        0.96         $51,895        6.323     299.91     717        90.6
MNF                                    $712,497         14        0.11         $50,893        4.502     298.81     727        73.4
------------------------------------------------------------------------------------------------------------------------------------
                                   $634,343,415     10,867      100.00         $58,373        5.681     299.37     710        88.0
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            Gross Margins
------------------------------------------------------------------------------------------------------------------------------------
                                      CURRENT        # OF         % OF         AVERAGE        GROSS      REMG.                ORIG
DESCRIPTION                           BALANCE        LOANS       TOTAL         BALANCE         WAC       TERM     FICO        LTV
------------------------------------------------------------------------------------------------------------------------------------
<= 0.000                            $52,667,737        846        8.30         $62,255        4.422     297.47     741        73.4
0.001 - 0.250                       $19,490,958        322        3.07         $60,531        4.522     298.07     700        65.1
0.251 - 0.500                       $39,351,412        641        6.20         $61,391        4.414     299.57     714        76.4
0.501 - 0.750                       $11,730,012        169        1.85         $69,408        4.986     299.57     704        73.8
0.751 - 1.000                       $24,140,619        378        3.81         $63,864        5.263     299.70     711        81.2
1.001 - 1.250                       $21,838,759        365        3.44         $59,832        4.421     299.71     664        74.8
1.251 - 1.500                       $15,769,633        267        2.49         $59,062        4.763     299.31     719        89.5
1.501 - 1.750                       $16,624,183        269        2.62         $61,800        5.798     299.59     698        81.7
1.751 - 2.000                       $44,178,531        829        6.96         $53,291        4.989     299.41     728        89.8
2.001 - 2.250                       $44,709,652        764        7.05         $58,520        5.030     299.44     712        89.3
2.251 - 2.500                       $95,433,366      1,750       15.04         $54,533        5.457     299.63     731        94.9
2.501 - 2.750                       $39,369,695        662        6.21         $59,471        6.550     299.75     702        90.8
2.751 - 3.000                       $34,043,131        605        5.37         $56,270        5.297     299.24     674        91.3
3.001 - 3.250                        $9,959,967        168        1.57         $59,286        5.942     299.31     697        94.3
3.251 - 3.500                      $100,025,738      1,712       15.77         $58,426        6.657     299.76     708        97.9
3.501 - 3.750                       $11,118,869        192        1.75         $57,911        7.146     299.90     709        93.9
3.751 - 4.000                       $10,783,871        183        1.70         $58,928        8.056     298.72     716        96.5
4.001 - 4.250                        $8,714,991        158        1.37         $55,158        7.021     299.88     689        94.0
4.251 - 4.500                       $16,250,164        267        2.56         $60,862        8.484     299.93     683        97.3
4.501 - 4.750                        $2,657,357         46        0.42         $57,769        6.969     299.97     679        96.3
4.751 - 5.000                        $1,661,245         28        0.26         $59,330        7.419     300.00     670        97.2
------------------------------------------------------------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

    [LOGO OMITTED] Countrywide                                                                           Computational Material for
    --------------------------                                                 CWABS Revolving Home Equity Loan Trust, Series 2004-P
      SECURITIES CORPORATION                                                                                                 Group 1
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------

                                                            $634,343,415

------------------------------------------------------------------------------------------------------------------------------------
                                                            Gross Margins
------------------------------------------------------------------------------------------------------------------------------------
                                      CURRENT        # OF         % OF         AVERAGE        GROSS      REMG.                ORIG
DESCRIPTION                           BALANCE        LOANS       TOTAL         BALANCE         WAC       TERM     FICO        LTV
------------------------------------------------------------------------------------------------------------------------------------
5.001 - 5.250                        $2,142,434         39        0.34         $54,934        9.751     300.00     695        94.9
5.251 - 5.500                          $881,999         17        0.14         $51,882        7.172     300.00     667        96.4
5.501 - 5.750                          $505,450          8        0.08         $63,181        6.364     300.00     644        81.4
5.751 - 6.000                          $160,476          3        0.03         $53,492       10.378     300.00     690        94.3
6.001 - 6.250                        $7,111,691        127        1.12         $55,998        9.654     299.79     627        80.7
6.251 - 6.500                        $2,425,392         42        0.38         $57,747        9.181     299.38     585        72.8
6.501 - 6.750                          $300,000          5        0.05         $60,000       11.382     300.00     648        83.7
6.751 - 7.000                           $66,200          1        0.01         $66,200        9.500     300.00     633        90.0
7.001 - 7.250                          $138,589          2        0.02         $69,295       11.923     300.00     721        98.1
7.251 - 7.500                           $53,500          1        0.01         $53,500       11.750     300.00     517        89.8
> 10.000                                $37,793          1        0.01         $37,793       15.750     300.00     634        83.4
------------------------------------------------------------------------------------------------------------------------------------
2.263                              $634,343,415     10,867      100.00         $58,373        5.681     299.37     710        88.0
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                          Utilization Range
------------------------------------------------------------------------------------------------------------------------------------
                                      CURRENT        # OF         % OF         AVERAGE        GROSS      REMG.                ORIG
DESCRIPTION                           BALANCE        LOANS       TOTAL         BALANCE         WAC       TERM     FICO        LTV
------------------------------------------------------------------------------------------------------------------------------------
20.01 - 30.00                          $540,540         14        0.09         $38,610        4.920     299.76     719        79.1
30.01 - 40.00                        $2,741,849         64        0.43         $42,841        5.291     298.76     709        75.2
40.01 - 50.00                        $5,133,433        111        0.81         $46,247        5.159     299.69     708        77.1
50.01 - 60.00                        $8,029,237        147        1.27         $54,621        5.108     299.03     710        77.8
60.01 - 70.00                       $12,065,297        208        1.90         $58,006        5.079     299.10     710        78.2
70.01 - 80.00                       $12,977,464        227        2.05         $57,169        4.896     299.13     701        82.4
80.01 - 90.00                       $16,497,588        283        2.60         $58,295        4.974     298.97     698        79.8
90.01 - 100.00                     $576,358,007      9,813       90.86         $58,734        5.747     299.40     710        88.9
------------------------------------------------------------------------------------------------------------------------------------
                                   $634,343,415     10,867      100.00         $58,373        5.681     299.37     710        88.0
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                          Lifetime Rate Cap
------------------------------------------------------------------------------------------------------------------------------------
                                      CURRENT        # OF         % OF         AVERAGE        GROSS      REMG.                ORIG
DESCRIPTION                           BALANCE        LOANS       TOTAL         BALANCE         WAC       TERM     FICO        LTV
------------------------------------------------------------------------------------------------------------------------------------
11.949                                  $79,585          1        0.01         $79,585        4.500     297.00     676       100.0
16.000                               $6,742,773        136        1.06         $49,579        5.176     299.19     715        91.1
17.000                              $35,788,095        678        5.64         $52,785        5.697     299.19     713        89.0
18.000                             $582,246,324      9,886       91.79         $58,896        5.626     299.38     711        88.1
21.000                               $9,486,638        166        1.50         $57,148        9.361     299.69     614        78.1
------------------------------------------------------------------------------------------------------------------------------------
17.966                             $634,343,415     10,867      100.00         $58,373        5.681     299.37     710        88.0
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                          Draw Limit Range
------------------------------------------------------------------------------------------------------------------------------------
                                      CURRENT        # OF         % OF         AVERAGE        GROSS      REMG.                ORIG
DESCRIPTION                           BALANCE        LOANS       TOTAL         BALANCE         WAC       TERM     FICO        LTV
------------------------------------------------------------------------------------------------------------------------------------
$30,000.01 - $40,000.00             $80,742,300      2,240       12.73         $36,046        5.495     299.49     710        90.2
$40,000.01 - $50,000.00            $105,338,073      2,334       16.61         $45,132        5.500     299.33     709        88.0
$50,000.01 - $60,000.00             $91,963,851      1,688       14.50         $54,481        5.696     299.53     709        90.1
------------------------------------------------------------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

    [LOGO OMITTED] Countrywide                                                                           Computational Material for
    --------------------------                                                 CWABS Revolving Home Equity Loan Trust, Series 2004-P
      SECURITIES CORPORATION                                                                                                 Group 1
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------

                                                            $634,343,415

------------------------------------------------------------------------------------------------------------------------------------
                                                          Draw Limit Range
------------------------------------------------------------------------------------------------------------------------------------
                                      CURRENT        # OF         % OF         AVERAGE        GROSS      REMG.                ORIG
DESCRIPTION                           BALANCE        LOANS       TOTAL         BALANCE         WAC       TERM     FICO        LTV
------------------------------------------------------------------------------------------------------------------------------------
$60,000.01 - $70,000.00             $78,636,325      1,236       12.40         $63,622        5.687     299.51     710        90.6
$70,000.01 - $80,000.00             $75,678,721      1,043       11.93         $72,559        5.779     299.43     712        88.9
$80,000.01 - $90,000.00             $60,291,460        739        9.50         $81,585        5.861     299.52     708        88.4
$90,000.01 - $100,000.00           $125,853,049      1,377       19.84         $91,397        5.847     299.05     709        84.0
$100,000.01 - $125,000.00            $5,993,742         80        0.94         $74,922        5.372     298.81     715        81.1
$125,000.01 - $150,000.00            $9,463,445        124        1.49         $76,318        5.227     299.59     711        79.3
$150,000.01 - $175,000.00              $382,449          6        0.06         $63,742        4.039     300.00     714        80.8
------------------------------------------------------------------------------------------------------------------------------------
                                   $634,343,415     10,867      100.00         $58,373        5.681     299.37     710        88.0
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                              Lien Type
------------------------------------------------------------------------------------------------------------------------------------
                                      CURRENT        # OF         % OF         AVERAGE        GROSS      REMG.                ORIG
DESCRIPTION                           BALANCE        LOANS       TOTAL         BALANCE         WAC       TERM     FICO        LTV
------------------------------------------------------------------------------------------------------------------------------------
Second                             $634,343,415     10,867      100.00         $58,373        5.681     299.37     710        88.0
------------------------------------------------------------------------------------------------------------------------------------
                                   $634,343,415     10,867      100.00         $58,373        5.681     299.37     710        88.0
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                         Delinquency Status
------------------------------------------------------------------------------------------------------------------------------------
                                      CURRENT        # OF         % OF         AVERAGE        GROSS      REMG.                ORIG
DESCRIPTION                           BALANCE        LOANS       TOTAL         BALANCE         WAC       TERM     FICO        LTV
------------------------------------------------------------------------------------------------------------------------------------
Current                            $634,226,561     10,865       99.98         $58,373        5.681     299.38     710        88.0
30 - 59 Days                            $50,013          1        0.01         $50,013        6.000     297.00     630        79.5
90+ Days                                $66,841          1        0.01         $66,841        5.750     293.00     639        89.8
------------------------------------------------------------------------------------------------------------------------------------
                                   $634,343,415     10,867      100.00         $58,373        5.681     299.37     710        88.0
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                          Origination Year
------------------------------------------------------------------------------------------------------------------------------------
                                      CURRENT        # OF         % OF         AVERAGE        GROSS      REMG.                ORIG
DESCRIPTION                           BALANCE        LOANS       TOTAL         BALANCE         WAC       TERM     FICO        LTV
------------------------------------------------------------------------------------------------------------------------------------
1997                                   $151,525          3        0.02         $50,508        6.834     216.73     690        80.3
2000                                   $129,332          3        0.02         $43,111        8.097     253.59     658        84.8
2001                                   $785,758         13        0.12         $60,443        6.170     271.47     723        81.8
2002                                 $1,080,935         23        0.17         $46,997        6.525     281.80     731        84.6
2003                                 $5,880,139        110        0.93         $53,456        6.512     285.20     719        78.2
2004                               $626,315,726     10,715       98.73         $58,452        5.671     299.60     709        88.2
------------------------------------------------------------------------------------------------------------------------------------
                                   $634,343,415     10,867      100.00         $58,373        5.681     299.37     710        88.0
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

    [LOGO OMITTED] Countrywide                     Computational Materials for
    --------------------------                CWABS Revolving Home Equity Loan
      SECURITIES CORPORATION                              Trust, Series 2004-P
A Countrywide Capital Markets Company
------------------------------------------------------------------------------






                              ABS New Transaction


                            Computational Materials
                            -----------------------

                                $1,500,000,000
                                 (Approximate)

                                  CWABS, Inc.
                                   Depositor

                    CWABS REVOLVING HOME EQUITY LOAN TRUST,
                                 Series 2004-P



                    Revolving Home Equity Loan Asset Backed
                             Notes, Series 2004-P




                         [LOGO OMITTED] Countrywide/SM/
                                  HOME LOANS
                          Sponsor and Master Servicer

    [LOGO OMITTED] Countrywide                     Computational Materials for
    --------------------------                CWABS Revolving Home Equity Loan
      SECURITIES CORPORATION                              Trust, Series 2004-P
A Countrywide Capital Markets Company
------------------------------------------------------------------------------





The attached tables and other statistical pool analyses, together with all other information presented herein (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Countrywide Securities Corporation ("Countrywide Securities") and not by the issuer of the securities or any of its affiliates (other than Countrywide Securities). The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Countrywide Securities, the issuer of the securities nor any of its other affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement, any related supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Without limiting the foregoing, the collateral information set forth in these Computational Materials, including without limitation the collateral tables which follow, is based only on a statistical pool of Mortgage Loans expected to be included in the Trust along with other Mortgage Loans on the Closing Date. In addition, certain Mortgage Loans contained in this statistical pool may be deleted from the final pool of Mortgage Loans delivered to the Trust on the Closing Date. This statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although Countrywide Securities believes the information with respect to the statistical pool will be representative of the final pool of Mortgage Loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting your Countrywide Securities account representative.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

    [LOGO OMITTED] Countrywide
    --------------------------
      SECURITIES CORPORATION                                                                             Computational Materials for
A Countrywide Capital Markets Company                                          CWABS Revolving Home Equity Loan Trust, Series 2004-P
------------------------------------------------------------------------------------------------------------------------------------


                                                                                                         Prepared: October 22, 2004

                                                    $1,500,000,000 (Approximate)

                                             Revolving Home Equity Loan Trust (2004-P)

                                    REVOLVING HOME EQUITY LOAN ASSET BACKED NOTES, SERIES 2004-P
                                    ------------------------------------------------------------




===================================================================================================================================
    Class         Approximate          Note Rate           WAL           Payment Window        Last Scheduled        Expected
                  Amount (1)                             (Years)      (Months) Call/Mat (2)     Payment Date          Rating
                                                       Call/Mat (2)                                                 (S&P/Moody's)

-----------------------------------------------------------------------------------------------------------------------------------
     1-A         $570,164,000                                          Not Offered Herein

     2-A         $929,836,000       LIBOR + [30](3)    2.54 / 2.70        1-73 / 1-142          October 2029         AAA / Aaa


    Total       $1,500,000,000

===================================================================================================================================

(1)  Subject to a permitted variance of +/- 10%.
(2) Based on a collateral prepayment assumption of 40% CPR and a 15% draw rate, with respect to the Mortgage Loans and a settlement date of October 29, 2004.
(3) Subject to the lesser of (a) a fixed cap of 16.00% and (b) the related Net WAC, as more fully described herein. Additionally, the coupon for the initial interest accrual period shall be based on an interpolated mid-point LIBOR (using the 1-month and 2-month LIBOR benchmarks).



Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

    [LOGO OMITTED] Countrywide
    --------------------------
      SECURITIES CORPORATION                                                                             Computational Materials for
A Countrywide Capital Markets Company                                          CWABS Revolving Home Equity Loan Trust, Series 2004-P
------------------------------------------------------------------------------------------------------------------------------------


Transaction Participants
------------------------

Underwriter:                                Countrywide Securities Corporation (Lead Manager) and Greenwich Capital Markets, Inc.
                                            (Co- Manager).

Sponsor and Master Servicer:                Countrywide Home Loans, Inc. ("Countrywide").

Depositor:                                  CWABS, Inc. (a limited purpose finance subsidiary of Countrywide Financial
                                            Corporation).

Custodian:                                  Treasury Bank, National Association (an affiliate of the Sponsor and Master Servicer).

Note Insurer:                               MBIA Insurance Corporation ("MBIA").

Indenture Trustee:                          JP Morgan Chase Bank.

Owner Trustee:                              Wilmington Trust Company.

Relevant Dates
--------------

Expected Closing Date:                      October 29, 2004.

Expected Settlement Date:                   October 29, 2004.

Cut-off Date:                               October 22, 2004.

Interest Period:                            Except with respect to the first Payment Date, the interest accrual period with respect to the Notes for a given Payment Date will be the period beginning with the previous
                                            Payment Date and ending on the day prior to such Payment Date. For the first Payment
                                            Date, the Notes will accrue interest from the Closing Date through December 14, 2004.

Payment Date:                               The fifteenth (15th) day of each month (or, if not a business day, the next succeeding business day), commencing December 15, 2004.

Collection Period:                          With respect to any Payment Date, the calendar month preceding the Payment Date or, in the case of the first Collection Period, the period beginning on the Cut-off Date and ending on the last day of November 2004.

The Mortgage Loans
------------------

Description of
Mortgage Loans:                             The Trust will consist of two groups of home equity revolving credit line loans made or to be made in the future under certain home equity revolving credit line loan agreements (the "Group 1 Mortgage Loans" and "Group 2 Mortgage Loans"). The Group 1
                                            Mortgage Loans will be secured by second deeds of trust or mortgages on primarily one-to-four family residential properties with conforming loan balances based on maximum credit limits and will bear interest at rates that adjust based on the prime rate. The Group 2 Mortgage Loans will be secured by second deeds of trust or mortgages on primarily one-to-four family residential properties and will bear interest at rates that adjust based on the prime rate. The original principal balance of each class of
                                            Notes will exceed the aggregate Cut-off Date principal balance of the Mortgage Loans in the related loan group transferred to the Trust on the closing date.


Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

    [LOGO OMITTED] Countrywide
    --------------------------
      SECURITIES CORPORATION                                                                             Computational Materials for
A Countrywide Capital Markets Company                                          CWABS Revolving Home Equity Loan Trust, Series 2004-P
------------------------------------------------------------------------------------------------------------------------------------


                                            The actual pool of Mortgage Loans delivered to the Trust on the Closing Date is expected to have a Cut-off Date Balance of approximately $1,477,500, 000 (subject to a variance of +/- 10%). However, the information presented in these Computational
                                            Materials for the Mortgage Loans, particularly in the collateral tables, which follow, reflects a statistical pool of Mortgage Loans as of October 13, 2004. However, the characteristics of the statistical pool are expected to be representative of the final pool of Mortgage Loans actually delivered to the Trust on the Closing Date.

HELOC Amortization:                         The Mortgage Loans are adjustable rate, home equity lines of credit ("HELOCs") which may be drawn upon generally for a period (the "Draw Period") of five (5) years (which, in most cases, may be extendible for an additional five (5) years with Countrywide's approval). HELOCs are generally subject to a fifteen (15) year repayment period following the end of the Draw Period during which the outstanding principal balance of the Mortgage Loan will be repaid in monthly installments equal to 1/180 of the outstanding principal balance as of the end of the Draw Period. A relatively small number of HELOCs are subject to a five (5), ten (10), or twenty (20) year repayment period following the Draw Period during which the outstanding principal balance of the loan will be repaid in equal monthly installments. Approximately 0.09% of the Group 1
                                            Mortgage Loans require a balloon repayment at the end of the Draw Period and approximately 0.12% of the Group 2 Mortgage Loans require a balloon repayment at the end of the Draw Period.

Cut-off Date Balance:                       The aggregate unpaid principal balance of the Mortgage Loans as of the Cut-off Date.

The Notes
---------

Description
of the Notes:                               The Class 1-A and Class 2-A Notes (together, the "Notes") will be issued by CWABS
                                            Revolving Home Equity Loan Trust, Series 2004-P (the "Trust"). As of the Closing Date,
                                            the aggregate principal balance of both classes of the Notes will be $1,500,000,000
                                            (subject to a permitted variance of +/- 10%).

Federal Tax Status:                         It is anticipated that the Notes will be treated as debt instruments for federal income tax purposes.

Registration:                               The Notes will be available in book-entry form through DTC, Clearstream and the
                                            Euroclear System.

Note Rate:                                  Except as noted below, each class of Notes will accrue interest during each Interest
                                            Accrual Period at a rate equal to the least of: (a) one-month LIBOR, plus [0.30]%, (b)
                                            the Net WAC of the Mortgage Loans in the related Loan Group, and (c) 16.00%. With respect to the initial Interest Accrual Period only, the rate calculated in clause (a)
                                            above will be based on an interpolated mid-point LIBOR (using the 1-month and 2-month
                                            LIBOR as benchmarks).

Net WAC:                                    The "Net WAC" of the Group 1 or Group 2 Mortgage Loans shall mean the weighted average of the loan rates of the Group 1 or Group 2 Mortgage Loans (as applicable), weighted on the basis of the daily average balance of each Mortgage Loan in the applicable loan group during the related billing cycle before the Collection Period relating to the
                                            Payment Date, net of the Expense Fee Rate.

Expense Fee Rate:                           For any Payment Date, the "Expense Fee Rate" shall be an amount equal to the sum of (i)
                                            the servicing fee rate, (ii) the note insurer premium rate times a fraction, the numerator, which is the Note principal balance of the applicable class of Notes and the denominator of which is the



Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

    [LOGO OMITTED] Countrywide
    --------------------------
      SECURITIES CORPORATION                                                                             Computational Materials for
A Countrywide Capital Markets Company                                          CWABS Revolving Home Equity Loan Trust, Series 2004-P
------------------------------------------------------------------------------------------------------------------------------------



                                            related Loan Group Balance, and (iii) commencing with the Payment Date in December
                                            2005, the Note Insurer Carve-out Rate. The "Note Insurer Carve-out Rate" for any given
                                            Payment Date on and after the December 2005 Payment Date shall be equal to 0.50%.

Basis Risk Carryforward:                    On any Payment Date the "Basis Risk Carryforward" for either Class of Notes will equal, the sum of (x) the excess of (a) the amount of interest that would have accrued on such
                                            Notes during the related Interest Accrual Period without giving effect to the related
                                            Net WAC cap, over (b) the amount of interest that actually accrued on such Notes during such period, and (y) any Basis Risk Carryforward remaining unpaid from prior Payment
                                            Dates together with accrued interest thereon at the Note Rate without giving effect to the related Net WAC cap. The Basis Risk Carryforward will be paid to the extent funds are available from the related Mortgage Loans as set forth in "Group 1 Distributions of
                                            Interest" or "Group 2 Distributions of Interest" (as applicable), below.

Group 1
Distributions of Interest:                  Investor interest collections related to the Group 1 Mortgage Loans are to be applied in the following order of priority:

                                            1.  Note insurance policy premium of MBIA with respect to the Group 1 Mortgage Loans;
                                            2.  Accrued monthly interest on the Class 1-A Notes at the related Note Rate, as calculated above, together with any overdue accrued monthly interest from prior periods (exclusive of Basis Risk Carryforward);
                                            3.  To the Class 1-A Notes in respect of Investor Loss Amounts allocable to such Notes
                                                (as described below) for such Payment Date;
                                            4.  To the Class 1-A Notes in respect of Investor Loss Amounts allocable to such Notes
                                                (as described below) for previous Payment Dates to the extent not previously reimbursed, absorbed by the Transferor Interest, or funded by Subordinated
                                                Transferor Collections;
                                            5.  To the Class 2-A Notes in respect of Investor Loss Amounts allocable to such Notes
                                                (as described below) for such Payment Date, to the extent not covered by Investor
                                                Interest Collections related to the Group 2 Mortgage Loans;
                                            6.  To the Class 2-A Notes in respect of Investor Loss Amounts allocable to such Notes
                                                (as described below) for previous Payment Dates, to the extent not covered by
                                                Investor Interest Collections related to the Group 2 Mortgage Loans and not previously reimbursed;
                                            7.  Reimbursement to MBIA for prior draws on its insurance policy (with interest thereon) relating to the Group 1 Mortgage Loans;
                                            8.  Paydown of the Class 1-A Notes to create and maintain the required level of overcollateralization;
                                            9.  Paydown of the Class 2-A Notes to maintain (but not to create) the required level of overcollateralization, to the extent not covered by Investor Interest
                                                Collections related to the Group 2 Mortgage Loans;
                                            10. Payment of any other amounts owed to MBIA with respect to the Group 1 Mortgage
                                                Loans;
                                            11. Payment to the Master Servicer of amounts for which the Master Servicer is entitled pursuant to the sale and servicing agreement with respect to the Class 1-A Notes;
                                            12. Basis Risk Carryforward related to the Class 1-A Notes;
                                            13. Reimbursement to MBIA for prior draws on its insurance policy and any other amount owed to MBIA, in each case with respect to Group 2 Mortgage Loans; and
                                            14. Any excess cash flow to the holder of the Transferor Interest.

Group 2
Distributions of Interest:                  Investor interest collections related to the Group 2 Mortgage Loans are to be applied in the following order of priority:



Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

    [LOGO OMITTED] Countrywide
    --------------------------
      SECURITIES CORPORATION                                                                             Computational Materials for
A Countrywide Capital Markets Company                                          CWABS Revolving Home Equity Loan Trust, Series 2004-P
------------------------------------------------------------------------------------------------------------------------------------


                                            1.  Note insurance policy premium of MBIA with respect to the Group 2 Mortgage Loans;
                                            2.  Accrued monthly interest on the Class 2-A Notes at the related Note Rate, as calculated above, together with any overdue accrued monthly interest from prior periods (exclusive of Basis Risk Carryforward);
                                            3.  To the Class 2-A Notes in respect of Investor Loss Amounts allocable to such Notes
                                                (as described below) for such Payment Date;
                                            4.  To the Class 2-A Notes in respect of Investor Loss Amounts allocable to such Notes
                                                (as described below) for previous Payment Dates to the extent not previously reimbursed, absorbed by the Transferor Interest, or funded by Subordinated
                                                Transferor Collections;
                                            5.  To the Class 1-A Notes in respect of Investor Loss Amounts allocable to such Notes
                                                (as described below) for such Payment Date, to the extent not covered by Investor
                                                Interest Collections related to the Group 1 Mortgage Loans;
                                            6.  To the Class 1-A Notes in respect of Investor Loss Amounts allocable to such Notes
                                                (as described below) for previous Payment Dates, to the extent not covered by
                                                Investor Interest Collections related to the Group 1 Mortgage Loans and not previously reimbursed;
                                            7.  Reimbursement to MBIA for prior draws on its insurance policy (with interest thereon) relating to the Group 2 Mortgage Loans;
                                            8.  Paydown of the Class 2-A Notes to create and maintain the required level of overcollateralization;
                                            9.  Paydown of the Class 1-A Notes to maintain (but not to create) the required level of overcollateralization, to the extent not covered by Investor Interest
                                                Collections related to the Group 1 Mortgage Loans;
                                            10. Payment of any other amounts owed to MBIA with respect to the Group 2 Mortgage
                                                Loans;
                                            11. Payment to the Master Servicer of amounts for which the Master Servicer is entitled pursuant to the sale and servicing agreement with respect to the Class 2-A Notes;
                                            12. Basis Risk Carryforward related to the Class 2-A Notes;
                                            13. Reimbursement to MBIA for prior draws on its insurance policy and any other amount owed to MBIA, in each case with respect to Group 1 Mortgage Loans; and
                                            14. Any excess cash flow to the holder of the Transferor Interest.

Distributions of Principal:                 Collections of principal related to the Mortgage Loans in each loan group are to be applied to the related class of Notes in the following order of priority:

                                            1.  During the Managed Amortization Period (as described below), the amount of principal payable to the holder of a class of Notes for each Payment Date will equal, to the extent funds are available from the related Mortgage Loans, the lesser of (a) the product of (i) the Investor Fixed Allocation Percentage (as defined below) for those Notes, and (ii) principal collections from the related
                                                Mortgage Loans relating to such Payment Date (such product, the "Maximum Principal
                                                Payment"), and (b) principal collections from the related Mortgage Loans for the related Payment Date less the sum of additional balances created from new draws on those Mortgage Loans during the related Collection Period (but not less than zero).

                                                The "Managed Amortization Period" for each class of Notes shall mean the period beginning on the Closing Date and, unless a Rapid Amortization Event (i.e., certain events of default or other material non-compliance by the Sponsor under the terms of the related transaction documents) shall have earlier occurred, through and including the Payment Date in November 2009.

                                                The "Investor Fixed Allocation Percentage" for any Payment Date and each Class of
                                                Notes will be calculated as follows: (i) on any date on which the related Allocated
                                                Transferor




Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

    [LOGO OMITTED] Countrywide
    --------------------------
      SECURITIES CORPORATION                                                                             Computational Materials for
A Countrywide Capital Markets Company                                          CWABS Revolving Home Equity Loan Trust, Series 2004-P
------------------------------------------------------------------------------------------------------------------------------------



                                                Interest is less than the related Required Transferor Subordinated Amount, 100%, and (ii) on any date on which the related Allocated Transferor Interest equals or exceeds the related Required Transferor Subordinated Amount, [98.75]%.

                                            2.  After the Managed Amortization Period, the amount of principal payable to the holders of each class of Notes will be equal to the related Maximum Principal
                                                Payment.



Optional Termination:                       The Notes may be retired as a result of the owner of the Transferor Interest purchasing all of the mortgage loans then included in the trust estate on any payment date on or after which the aggregate principal balance of both classes of Notes is less than or equal to 10% of the initial aggregate principal balance of the Notes of both classes.

Credit Enhancement:                         The Trust will include the following mechanisms, each of which is intended to provide credit support for the Notes:

                                            1.  Excess Interest Collections. For any Loan Group, its Excess Interest Collections
                                                are the related investor interest collections minus the sum of (a) the interest paid to the related class of Notes, (b) the servicing fee retained by the Master
                                                Servicer for the Mortgage Loans in that loan group, and (c) the premium paid to the
                                                Note Insurer allocable to that Loan Group. Investor Interest Collections from a loan group will be available to cover losses on the Mortgage Loans in the related loan group first and then, if necessary, in the unrelated loan group.

                                            2.  Limited Subordination of Transferor Interest (Overcollateralization). A portion of the Allocated Transferor Interest related to each loan group will be available to provide limited protection against Investor Loss Amounts in such loan group (as defined below) up to the Available Transferor Subordinated Amount for such loan group. The "Available Transferor Subordinated Amount" for each loan group is, for any Payment Date, the lesser of the related Allocated Transferor Interest and the related Required Transferor Subordinated Amount. The "Allocated Transferor
                                                Interest" for any date of determination, will equal (a) the related Loan Group
                                                Balance of the related Mortgage Loans at the close of business on the prior day, minus (b) the Note Principal Balance of the class of Notes related to that Loan
                                                Group (after giving effect to the distribution of all amounts actually distributed on that class of notes on that date). Subject to any step-down or step-up as may be permitted or required by the transaction documents, the "Required Transferor
                                                Subordinated Amount" for each loan group will be (i) prior to the step-down date,
                                                [1.25]% of the Cut-off Date Balance of the related Mortgage Loans and (ii) on or after the step-down date and so long as a trigger event is not in effect, [2.50]%
                                                of the then current unpaid principal balance of the related Mortgage Loans (subject to a floor equal to 0.50% of the Cut-off Date Balance of the related Mortgage
                                                Loans). The Allocated Transferor Interest for each loan group will be less than zero on the Closing Date.

                                                The initial aggregate principal balance of each class of Notes will exceed the aggregate Cut- off Date principal balance of the Mortgage Loans in the related Loan
                                                Group transferred to the issuer on the closing date. This excess represents an undercollateralization of approximately [1.50]% of the original principal balance of the Notes.

                                            3.  Surety Wrap. MBIA will issue a note insurance policy, which will guarantee the timely payment of interest and the ultimate repayment of principal to the holders of the Notes. The policy does not cover payment of Basis Risk Carryforward.


Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

    [LOGO OMITTED] Countrywide
    --------------------------
      SECURITIES CORPORATION                                                                             Computational Materials for
A Countrywide Capital Markets Company                                          CWABS Revolving Home Equity Loan Trust, Series 2004-P
------------------------------------------------------------------------------------------------------------------------------------



Investor Loss Amounts:                      With respect to any Payment Date and each Class of Notes, the amount equal to the product of (a) the applicable Investor Floating Allocation Percentage (as defined below) for such Payment Date and such Notes, and (b) the aggregate of the Liquidation
                                            Loss Amounts for such Payment Date from Mortgage Loans in the relevant loan group. The
                                            "Investor Floating Allocation Percentage," for any Payment Date and each loan group shall be the lesser of 100% and a fraction, the numerator of which is the related Note
                                            Principal Balance and the denominator of which is the Loan Group Balance of the related
                                            Mortgage Loans at the beginning of the related Collection Period. The "Loan Group
                                            Balance" for each loan group and any date is the aggregate of the principal balances of the related Mortgage Loans as of such date. "Liquidation Loss Amounts" for any liquidated Mortgage Loan and any Payment Date is the unrecovered principal balance of such Mortgage Loan at the end of the Collection Period in which such Mortgage Loan became a liquidated Mortgage Loan, after giving effect to its net liquidation proceeds.

ERISA Eligibility:                          Subject to the considerations in the prospectus supplement, the Notes are expected to be ERISA eligible. Prospective investors must review the related prospectus and prospectus supplement and consult with their professional advisors for a more detailed description of these matters prior to investing in the Notes.

SMMEA Treatment:                            The Notes will not constitute "mortgage related securities" for purposes of SMMEA.


                                      [Collateral Tables and Discount Margin Tables to follow]



Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

    [LOGO OMITTED] Countrywide
    --------------------------
      SECURITIES CORPORATION                                                                             Computational Materials for
A Countrywide Capital Markets Company                                          CWABS Revolving Home Equity Loan Trust, Series 2004-P
------------------------------------------------------------------------------------------------------------------------------------




                                                     Discount Margin Tables (%)


     Class 2-A (To Call)(1)
-----------------------------------------------------------------------------------------------------------------------------------
                  CPR                       22%           25%          35%          40%          45%          50%          52%
-----------------------------------------------------------------------------------------------------------------------------------
              DM @ 100-00                  [30]           [30]        [30]          [30]         [30]        [30]          [30]
-----------------------------------------------------------------------------------------------------------------------------------
                WAL (yr)                   6.10           5.13        3.13          2.54         2.09        1.74          1.62
-----------------------------------------------------------------------------------------------------------------------------------
               MDUR (yr)                   5.59           4.76        2.98          2.44         2.03        1.70          1.58
-----------------------------------------------------------------------------------------------------------------------------------
            Principal Window
               Beginning                   Dec04         Dec04        Dec04        Dec04        Dec04        Dec04        Dec04
-----------------------------------------------------------------------------------------------------------------------------------
          Principal Window End             Sep16         May15        Jan12        Dec10        Jan10        Mar09        Nov08
-----------------------------------------------------------------------------------------------------------------------------------
     (1)  Based on a 15% draw rate.


      Class 2-A (To Maturity) (1)
-----------------------------------------------------------------------------------------------------------------------------------
                  CPR                       22%           25%          35%          40%          45%          50%          52%
-----------------------------------------------------------------------------------------------------------------------------------
              DM @ 100-00                  [30]           [30]        [30]          [30]         [30]        [30]          [30]
-----------------------------------------------------------------------------------------------------------------------------------
                WAL (yr)                   6.34           5.37        3.32          2.70         2.24        1.88          1.76
-----------------------------------------------------------------------------------------------------------------------------------
               MDUR (yr)                   5.77           4.94        3.14          2.58         2.15        1.82          1.70
-----------------------------------------------------------------------------------------------------------------------------------
            Principal Window
               Beginning                   Dec04         Dec04        Dec04        Dec04        Dec04        Dec04        Dec04
-----------------------------------------------------------------------------------------------------------------------------------
          Principal Window End             Dec24         Apr23        Jun18        Sep16        Feb15        Oct13        Apr13
-----------------------------------------------------------------------------------------------------------------------------------
     (1) Based on a 15% draw rate.




Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

    [LOGO OMITTED] Countrywide                                                                           Computational Material for
    --------------------------
      SECURITIES CORPORATION                                                   CWABS Revolving Home Equity Loan Trust, Series 2004-P
A Countrywide Capital Markets Company                                                                                        Group 2
------------------------------------------------------------------------------------------------------------------------------------



                                                       $1,034,501,747

                                       Summary of Loans in Statistic Calculation Pool
                                                  (As of Calculation Date)


                                                                                                             Range
                                                                                                             -----

Aggregate Principal Balance                                                   $1,034,501,747

Aggregate Credit Limit                                                        $1,226,956,295

WA Coupon (Gross)                                                                     5.627%            3.000% to 12.500%

WA Margin (Gross)                                                                     1.696%           -0.999% to 8.000%

WA Maximum Rate                                                                      17.951%           11.949% to 21.000%

Average Principal Balance                                                            $69,960            $1,000 to $2,000,000

Average Credit Limit                                                                 $82,975            $6,499 to $2,000,000

WA Remaining Term To Scheduled Maturity (months)                                         299                79 to 351

WA Combined Loan-to-Value Ratio                                                       83.88%             7.78% to 100.00%

Average Credit Utilization Rate                                                       83.52%             0.30% to 100.00%

Origination Period                                                                                   1/27/1998 to 10/13/2004

Secured by (% of pool)                    1st Liens                                    0.00%

                                          2nd Liens                                  100.00%

WA Months to First Roll                                                                 1.09

WA FICO                                                                                  713

WA Second Mortgage Ratio                                                              31.94%            0.67% to 100.00%




-----------------------------------------------------------------------------------------------------------------------------------
   Top 5 States           Top 5 Prop            Doc Types               Appr Types           Occ Codes              Delinq Status
   ------------           ----------            ---------               ----------           ---------              -------------
CA         65.57%     SFR       70.85%    REDUCE      48.43%    1004U          76.95%    OO        93.20%    Current        99.99%
FL          4.24%     PUD       19.37%    FULL        19.14%    1073C           6.18%    INV        4.29%    90+ Days        0.01%
NY          2.54%     CND        6.25%    ALT         15.45%    PrpValUp        4.77%    2H         2.50%    60 - 89 D       0.00%
IL          2.20%     2-4U       2.56%    STREAM      10.91%    2055I           3.91%
NJ          1.98%     CNDP       0.89%    SUPERS       6.07%    StatdVal        1.70%




-----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

    [LOGO OMITTED] Countrywide                                                                           Computational Material for
    --------------------------
      SECURITIES CORPORATION                                                  CWABS Revolving Home Equity Loan Trust, Series 2004-P
A Countrywide Capital Markets Company                                                                                       Group 2
------------------------------------------------------------------------------------------------------------------------------------



                                                           $1,034,501,747

-----------------------------------------------------------------------------------------------------------------------------------
                                                           Loan Programs
-----------------------------------------------------------------------------------------------------------------------------------
                                      CURRENT        # OF        % OF          AVERAGE        GROSS      REMG.               ORIG
DESCRIPTION                           BALANCE        LOANS       TOTAL         BALANCE         WAC       TERM     FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------------
HELOC 10YDR/20YRP                         $38,053        3         0.00         $12,684       5.912     350.52    744        86.4
HELOC 3YDR/10YRP                          $36,395        2         0.00         $18,198       9.250      80.88    675        99.9
HELOC 5YDR/5YRP                          $218,381        6         0.02         $36,397       8.244     118.28    728        96.7
HELOC 5YDR/10YRP                          $26,329        1         0.00         $26,329       8.500     173.00    678        94.9
HELOC 10YDR/15YRP                  $1,032,679,917   14,757        99.82         $69,979       5.625     299.37    713        83.9
HELOC 15YDR/0YRP                       $1,258,193       11         0.12        $114,381       6.220     179.76    736        98.3
HELOC 15YDR/10YRP                        $244,478        7         0.02         $34,925       5.092     299.78    717        74.0
-----------------------------------------------------------------------------------------------------------------------------------
                                   $1,034,501,747   14,787       100.00         $69,960       5.627     299.18    713        83.9
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                         Principal Balances
-----------------------------------------------------------------------------------------------------------------------------------
                                      CURRENT        # OF        % OF          AVERAGE        GROSS      REMG.               ORIG
DESCRIPTION                           BALANCE        LOANS       TOTAL         BALANCE         WAC       TERM     FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------------
$0.01 - $10,000.00                  $12,037,420     1,918         1.16           $6,276       5.136     297.78    716        80.5
$10,000.01 - $20,000.00             $55,440,601     3,503         5.36          $15,827       5.240     299.04    708        85.5
$20,000.01 - $30,000.00            $116,768,618     4,509        11.29          $25,897       5.092     299.36    707        88.8
$30,000.01 - $40,000.00             $17,411,924       556         1.68          $31,316       5.293     299.54    707        89.6
$40,000.01 - $50,000.00              $1,382,031        30         0.13          $46,068       5.142     298.68    729        80.1
$50,000.01 - $60,000.00                $543,521        10         0.05          $54,352       5.295     298.91    723        73.2
$60,000.01 - $70,000.00                $861,975        13         0.08          $66,306       5.035     298.86    716        79.1
$70,000.01 - $80,000.00              $1,817,535        24         0.18          $75,731       5.470     299.57    732        76.7
$80,000.01 - $90,000.00                $943,240        11         0.09          $85,749       5.220     300.00    719        78.7
$90,000.01 - $100,000.00             $4,945,918        50         0.48          $98,918       4.942     299.56    724        76.0
$100,000.01 - $125,000.00          $149,343,308     1,321        14.44         $113,053       6.218     298.93    714        90.1
$125,000.01 - $150,000.00          $169,498,536     1,196        16.38         $141,721       6.058     299.00    709        83.6
$150,000.01 - $175,000.00           $46,981,696       286         4.54         $164,272       5.813     298.85    716        84.5
$175,000.01 - $200,000.00           $62,063,023       323         6.00         $192,146       5.588     299.25    712        81.6
$200,000.01 - $225,000.00           $31,164,552       146         3.01         $213,456       5.730     299.43    712        83.7
$225,000.01 - $250,000.00           $35,794,091       148         3.46         $241,852       5.530     299.40    716        81.4
$250,000.01 - $275,000.00           $28,852,825       110         2.79         $262,298       5.513     299.25    714        84.5
$275,000.01 - $300,000.00           $41,304,767       141         3.99         $292,942       5.452     299.33    718        78.9
$300,000.01 - $325,000.00           $16,008,070        51         1.55         $313,884       5.496     299.00    721        81.6
$325,000.01 - $350,000.00           $18,793,119        55         1.82         $341,693       5.258     299.48    724        80.5
$350,000.01 - $375,000.00            $9,862,812        27         0.95         $365,289       5.714     299.08    728        80.9
$375,000.01 - $400,000.00           $17,326,624        44         1.67         $393,787       5.519     299.34    718        80.0
$400,000.01 - $425,000.00           $12,849,221        31         1.24         $414,491       5.291     299.03    738        84.9
$425,000.01 - $450,000.00           $18,209,604        41         1.76         $444,137       5.472     299.37    717        79.1
$450,000.01 - $475,000.00            $5,514,701        12         0.53         $459,558       4.733     299.58    725        84.0
$475,000.01 - $500,000.00           $45,652,758        92         4.41         $496,226       5.247     299.20    719        76.6
$500,000.01 - $525,000.00            $5,165,221        10         0.50         $516,522       6.259     299.50    704        89.5
$525,000.01 - $550,000.00            $4,344,405         8         0.42         $543,051       5.333     300.00    718        86.4
$550,000.01 - $575,000.00            $5,096,858         9         0.49         $566,318       5.675     299.67    721        82.4
$575,000.01 - $600,000.00           $13,746,800        23         1.33         $597,687       5.744     299.61    709        79.8
$600,000.01 - $625,000.00            $2,477,600         4         0.24         $619,400       5.032     300.00    717        75.5
$625,000.01 - $650,000.00            $3,834,000         6         0.37         $639,000       5.678     299.67    712        76.2
$650,000.01 - $675,000.00            $1,975,686         3         0.19         $658,562       4.331     299.66    725        90.0
$675,000.01 - $700,000.00            $4,165,478         6         0.40         $694,246       6.163     299.01    713        87.5
$700,000.01 - $725,000.00            $1,438,500         2         0.14         $719,250       5.501     300.00    685        77.5


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

    [LOGO OMITTED] Countrywide                                                                           Computational Material for
    --------------------------
      SECURITIES CORPORATION                                                  CWABS Revolving Home Equity Loan Trust, Series 2004-P
A Countrywide Capital Markets Company                                                                                       Group 2
------------------------------------------------------------------------------------------------------------------------------------



                                                           $1,034,501,747

-----------------------------------------------------------------------------------------------------------------------------------
                                                         Principal Balances
-----------------------------------------------------------------------------------------------------------------------------------
                                      CURRENT        # OF        % OF          AVERAGE        GROSS      REMG.               ORIG
DESCRIPTION                           BALANCE        LOANS       TOTAL         BALANCE         WAC       TERM     FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------------
$725,000.01 - $750,000.00              $3,725,854        5         0.36          $745,171     5.641     298.80    732        80.9
$750,000.01 - $775,000.00              $3,064,908        4         0.30          $766,227     5.999     299.50    713        87.5
$775,000.01 - $800,000.00              $5,560,500        7         0.54          $794,357     5.573     299.14    715        77.2
$800,000.01 - $825,000.00              $2,444,000        3         0.24          $814,667     4.832     300.00    741        80.0
$825,000.01 - $850,000.00              $2,519,000        3         0.24          $839,667     4.751     298.99    756        67.9
$850,000.01 - $875,000.00              $1,718,794        2         0.17          $859,397     5.570     298.50    724        52.6
$875,000.01 - $900,000.00              $5,359,250        6         0.52          $893,208     5.265     300.00    745        79.3
$900,000.01 - $925,000.00                $905,000        1         0.09          $905,000     4.750     300.00    724        58.4
$925,000.01 - $950,000.00              $2,834,098        3         0.27          $944,699     5.832     299.34    712        73.2
$950,000.01 - $975,000.00              $1,944,641        2         0.19          $972,321     5.189     300.00    757        72.5
$975,000.01 - $1,000,000.00           $14,957,787       15         1.45          $997,186     4.882     299.67    717        74.7
> $1,000,000.00                       $25,850,875       17         2.50        $1,520,640     5.577     299.57    704        79.7
-----------------------------------------------------------------------------------------------------------------------------------
                                   $1,034,501,747   14,787       100.00           $69,960     5.627     299.18    713        83.9
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                           Mortgage Rates
-----------------------------------------------------------------------------------------------------------------------------------
                                      CURRENT        # OF        % OF          AVERAGE        GROSS      REMG.               ORIG
DESCRIPTION                           BALANCE        LOANS       TOTAL         BALANCE         WAC       TERM     FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------------
<= 3.000                               $1,157,956       20         0.11         $57,898        3.000    298.77    735        94.0
3.001 - 3.500                         $39,612,716      675         3.83         $58,686        3.347    298.64    722        85.9
3.501 - 4.000                        $190,470,256    4,069        18.41         $46,810        3.988    299.96    702        82.7
4.001 - 4.500                        $140,727,694    2,733        13.60         $51,492        4.469    299.91    722        86.3
4.501 - 5.000                        $115,342,577    1,314        11.15         $87,780        4.793    297.88    730        78.3
5.001 - 5.500                         $89,155,400      761         8.62        $117,156        5.308    298.95    720        73.8
5.501 - 6.000                        $110,439,356      709        10.68        $155,768        5.766    299.37    717        78.3
6.001 - 6.500                         $45,072,680      461         4.36         $97,772        6.325    299.27    700        79.9
6.501 - 7.000                         $59,703,346      874         5.77         $68,310        6.806    298.66    711        86.7
7.001 - 7.500                        $110,030,289    1,308        10.64         $84,121        7.292    298.99    712        89.6
7.501 - 8.000                         $31,835,801      398         3.08         $79,989        7.802    299.28    697        90.6
8.001 - 8.500                         $47,647,555      742         4.61         $64,215        8.287    299.31    718        95.4
8.501 - 9.000                         $25,417,190      303         2.46         $83,885        8.847    297.32    714        95.3
9.001 - 9.500                         $14,819,148      175         1.43         $84,681        9.246    299.20    701        96.7
9.501 - 10.000                         $6,471,438       66         0.63         $98,052        9.882    299.77    672        96.1
10.001 - 10.500                        $1,656,758       18         0.16         $92,042       10.251    299.32    665        90.8
10.501 - 11.000                        $3,885,695      148         0.38         $26,255       10.707    299.73    615        80.2
11.001 - 11.500                        $1,000,892       11         0.10         $90,990       11.424    299.93    669        90.4
12.001 - 12.500                           $55,000        2         0.01         $27,500       12.309    300.00    602        73.9
-----------------------------------------------------------------------------------------------------------------------------------
                                   $1,034,501,747   14,787       100.00         $69,960        5.627    299.18    713        83.9
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                    Months Remaining to Maturity
-----------------------------------------------------------------------------------------------------------------------------------
                                      CURRENT        # OF        % OF          AVERAGE        GROSS      REMG.               ORIG
DESCRIPTION                           BALANCE        LOANS       TOTAL         BALANCE         WAC       TERM     FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------------
73 - 84                               $36,395        2           0.00           $18,198       9.250      80.88    675        99.9
97 - 108                               $8,700        2           0.00            $4,350       6.993     106.85    790        80.4
109 - 120                            $209,681        4           0.02           $52,420       8.296     118.76    725        97.4
169 - 180                          $1,284,523       12           0.12          $107,044       6.267     179.62    735        98.2


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

    [LOGO OMITTED] Countrywide                                                                           Computational Material for
    --------------------------
      SECURITIES CORPORATION                                                  CWABS Revolving Home Equity Loan Trust, Series 2004-P
A Countrywide Capital Markets Company                                                                                       Group 2
------------------------------------------------------------------------------------------------------------------------------------



                                                           $1,034,501,747

-----------------------------------------------------------------------------------------------------------------------------------
                                                    Months Remaining to Maturity
-----------------------------------------------------------------------------------------------------------------------------------
                                      CURRENT        # OF        % OF          AVERAGE        GROSS      REMG.               ORIG
DESCRIPTION                           BALANCE        LOANS       TOTAL         BALANCE         WAC       TERM     FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------------
217 - 228                                $181,333        7         0.02        $25,905        5.446     222.02    716        67.6
241 - 252                                 $29,353        3         0.00         $9,784        6.997     245.42    737        89.9
253 - 264                                $222,879        7         0.02        $31,840        5.816     259.68    752        83.6
265 - 276                                $331,987       18         0.03        $18,444        6.835     271.53    724        88.9
277 - 288                              $3,597,997      241         0.35        $14,929        6.143     286.15    729        78.4
289 - 300                          $1,028,560,846   14,488        99.43        $70,994        5.623     299.45    713        83.9
349 - 360                                 $38,053        3         0.00        $12,684        5.912     350.52    744        86.4
-----------------------------------------------------------------------------------------------------------------------------------
                                   $1,034,501,747   14,787       100.00        $69,960        5.627     299.18    713        83.9
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                   Combined Loan-to-Value Ratios
-----------------------------------------------------------------------------------------------------------------------------------
                                      CURRENT        # OF        % OF          AVERAGE        GROSS      REMG.               ORIG
DESCRIPTION                           BALANCE        LOANS       TOTAL         BALANCE         WAC       TERM     FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------------
0.01 - 10.00                              $31,252        2         0.00         $15,626       6.292     288.78    777         8.6
10.01 - 20.00                            $188,792       10         0.02         $18,879       5.303     297.15    721        17.5
20.01 - 30.00                          $3,636,461       46         0.35         $79,054       4.797     298.86    731        25.7
30.01 - 40.00                          $6,446,778      108         0.62         $59,692       4.649     298.94    731        36.5
40.01 - 50.00                         $12,507,246      239         1.21         $52,332       5.039     298.75    724        46.5
50.01 - 60.00                         $38,723,181      491         3.74         $78,866       5.107     299.06    720        55.3
60.01 - 70.00                        $111,842,598    1,339        10.81         $83,527       5.065     299.03    712        67.1
70.01 - 80.00                        $244,754,434    2,311        23.66        $105,908       5.176     299.30    714        77.6
80.01 - 90.00                        $338,900,994    5,283        32.76         $64,149       5.845     299.31    709        88.5
90.01 - 100.00                       $277,470,011    4,958        26.82         $55,964       6.116     299.03    718        98.1
-----------------------------------------------------------------------------------------------------------------------------------
                                   $1,034,501,747   14,787       100.00         $69,960       5.627     299.18    713        83.9
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                      Geographic Distribution
-----------------------------------------------------------------------------------------------------------------------------------
                                      CURRENT        # OF        % OF          AVERAGE        GROSS      REMG.               ORIG
DESCRIPTION                           BALANCE        LOANS       TOTAL         BALANCE         WAC       TERM     FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------------
AK                                     $782,213        19         0.08          $41,169       4.893     298.00    720        85.4
AL                                   $4,884,698       228         0.47          $21,424       4.679     299.82    707        94.7
AZ                                  $18,200,128       587         1.76          $31,005       5.249     299.35    718        89.2
CA                                 $678,289,915     4,885        65.57         $138,852       5.846     299.10    713        83.1
CO                                  $17,131,738       432         1.66          $39,657       5.025     299.02    719        83.1
CT                                   $9,278,353       133         0.90          $69,762       5.697     299.90    711        78.4
DC                                     $115,694         9         0.01          $12,855       4.171     299.80    683        87.9
DE                                   $1,561,065        39         0.15          $40,027       4.936     299.71    698        82.9
FL                                  $43,849,131       954         4.24          $45,963       5.640     299.45    718        85.0
GA                                   $8,877,667       342         0.86          $25,958       4.802     299.37    704        91.8
HI                                   $9,098,793       113         0.88          $80,520       5.715     299.12    722        78.5
IA                                   $1,970,754        97         0.19          $20,317       5.183     299.69    721        92.0
ID                                   $3,199,097       134         0.31          $23,874       5.591     299.35    725        89.1
IL                                  $22,715,892       469         2.20          $48,435       4.949     299.46    718        85.4
IN                                   $4,559,373       214         0.44          $21,305       4.828     299.43    704        90.4
KS                                   $2,005,504        93         0.19          $21,565       4.942     299.84    712        94.4
KY                                   $2,903,866       126         0.28          $23,047       4.720     299.85    713        93.8
LA                                   $2,631,723       125         0.25          $21,054       4.836     299.57    708        90.6


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

    [LOGO OMITTED] Countrywide                                                                           Computational Material for
    --------------------------
      SECURITIES CORPORATION                                                  CWABS Revolving Home Equity Loan Trust, Series 2004-P
A Countrywide Capital Markets Company                                                                                       Group 2
------------------------------------------------------------------------------------------------------------------------------------



                                                           $1,034,501,747

-----------------------------------------------------------------------------------------------------------------------------------
                                                      Geographic Distribution
-----------------------------------------------------------------------------------------------------------------------------------
                                      CURRENT        # OF        % OF          AVERAGE        GROSS      REMG.               ORIG
DESCRIPTION                           BALANCE        LOANS       TOTAL         BALANCE         WAC       TERM     FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------------
MA                                    $17,397,413      242         1.68        $71,890        5.539     299.33    711        78.9
MD                                     $7,924,809      208         0.77        $38,100        4.839     299.16    704        82.7
ME                                     $1,260,002       43         0.12        $29,302        4.805     299.43    720        84.2
MI                                    $10,150,264      412         0.98        $24,637        5.041     298.74    715        89.3
MN                                     $5,926,137      224         0.57        $26,456        5.004     299.73    722        88.2
MO                                     $6,264,123      239         0.61        $26,210        4.706     299.41    709        91.2
MS                                     $1,265,622       69         0.12        $18,342        4.995     299.92    707        94.3
MT                                     $1,333,209       60         0.13        $22,220        4.997     299.92    722        80.6
NC                                     $6,701,049      295         0.65        $22,715        5.010     299.35    712        90.2
ND                                       $167,338        7         0.02        $23,905        4.606     300.00    695        95.0
NE                                       $618,542       30         0.06        $20,618        5.044     299.70    713        93.4
NH                                     $1,782,119       62         0.17        $28,744        5.223     299.32    705        82.7
NJ                                    $20,474,049      403         1.98        $50,804        5.126     299.07    708        80.6
NM                                     $2,680,006       66         0.26        $40,606        4.813     299.65    706        83.7
NV                                    $15,457,663      349         1.49        $44,291        5.658     299.61    715        84.4
NY                                    $26,305,901      475         2.54        $55,381        5.270     299.67    716        78.7
OH                                     $7,488,876      343         0.72        $21,833        5.303     298.83    703        92.2
OK                                     $2,155,157      104         0.21        $20,723        4.721     298.99    695        92.4
OR                                     $5,716,545      179         0.55        $31,936        5.249     299.46    714        87.9
PA                                    $11,906,555      422         1.15        $28,215        5.099     298.58    713        88.0
RI                                     $1,763,333       34         0.17        $51,863        5.581     299.68    711        80.1
SC                                     $3,767,907      130         0.36        $28,984        5.166     298.86    713        87.9
SD                                       $143,007        7         0.01        $20,430        3.684     300.00    719        88.8
TN                                     $4,209,848      206         0.41        $20,436        4.859     299.75    711        89.7
TX                                     $2,357,186       82         0.23        $28,746        5.009     298.56    709        80.7
UT                                     $6,051,939      197         0.59        $30,721        4.989     299.85    718        89.4
VA                                     $9,851,775      266         0.95        $37,037        5.111     299.34    709        86.2
VT                                       $245,977       14         0.02        $17,570        4.335     299.68    717        87.7
WA                                    $15,568,739      353         1.50        $44,104        5.136     299.42    712        87.0
WI                                     $4,409,226      204         0.43        $21,614        4.811     299.14    700        87.8
WV                                       $734,763       43         0.07        $17,088        4.696     285.65    704        90.4
WY                                       $367,065       20         0.04        $18,353        4.604     299.86    711        91.4
-----------------------------------------------------------------------------------------------------------------------------------
                                   $1,034,501,747   14,787       100.00        $69,960        5.627     299.18    713        83.9
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                            FICO Ranges
-----------------------------------------------------------------------------------------------------------------------------------
                                      CURRENT        # OF        % OF          AVERAGE        GROSS      REMG.               ORIG
DESCRIPTION                           BALANCE        LOANS       TOTAL         BALANCE         WAC       TERM     FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------------
841 - 850                               $30,000         1         0.00         $30,000        4.750     294.00    842        66.7
821 - 840                            $2,094,489        42         0.20         $49,869        4.801     299.47    826        87.4
801 - 820                           $12,973,839       256         1.25         $50,679        5.198     299.20    807        74.1
781 - 800                           $56,626,111       814         5.47         $69,565        5.284     298.80    789        80.8
761 - 780                           $93,452,000     1,303         9.03         $71,721        5.414     299.09    770        83.7
741 - 760                          $128,439,500     1,734        12.42         $74,071        5.538     299.02    750        84.3
721 - 740                          $149,352,193     1,986        14.44         $75,203        5.674     299.09    730        84.9
701 - 720                          $186,170,566     2,344        18.00         $79,424        5.711     299.06    710        85.4
681 - 700                          $148,063,697     2,115        14.31         $70,006        5.622     299.26    690        83.7
661 - 680                          $143,968,624     2,080        13.92         $69,216        5.763     299.40    671        84.4


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

    [LOGO OMITTED] Countrywide                                                                           Computational Material for
    --------------------------
      SECURITIES CORPORATION                                                  CWABS Revolving Home Equity Loan Trust, Series 2004-P
A Countrywide Capital Markets Company                                                                                       Group 2
------------------------------------------------------------------------------------------------------------------------------------



                                                           $1,034,501,747

-----------------------------------------------------------------------------------------------------------------------------------
                                                            FICO Ranges
-----------------------------------------------------------------------------------------------------------------------------------
                                      CURRENT        # OF        % OF          AVERAGE        GROSS      REMG.               ORIG
DESCRIPTION                           BALANCE        LOANS       TOTAL         BALANCE         WAC       TERM     FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------------
641 - 660                             $66,313,908    1,126         6.41        $58,893        5.696     299.49    652        83.3
621 - 640                             $37,590,756      771         3.63        $48,756        5.566     299.67    631        80.1
601 - 620                              $7,060,243      143         0.68        $49,372        6.627     299.62    613        79.8
581 - 600                              $2,026,683       56         0.20        $36,191        8.298     300.00    593        76.1
561 - 580                                $145,495        7         0.01        $20,785        9.908     297.97    571        73.7
<= 560                                   $193,643        9         0.02        $21,516        9.629     299.92    546        85.1
-----------------------------------------------------------------------------------------------------------------------------------
                                   $1,034,501,747   14,787       100.00        $69,960        5.627     299.18    713        83.9
-----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
                                                        Property Type Group
-----------------------------------------------------------------------------------------------------------------------------------
                                      CURRENT        # OF        % OF          AVERAGE        GROSS      REMG.               ORIG
DESCRIPTION                           BALANCE        LOANS       TOTAL         BALANCE         WAC       TERM     FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------------
SFR                                  $732,915,437   10,820        70.85         $67,737       5.583     299.14    712        83.5
PUD                                  $200,345,898    2,326        19.37         $86,133       5.605     299.22    717        84.6
CND                                   $64,609,041    1,226         6.25         $52,699       5.972     299.35    718        86.3
2-4U                                  $26,433,383      275         2.56         $96,121       6.271     299.51    717        83.9
CNDP                                   $9,251,342       90         0.89        $102,793       5.451     299.68    725        83.4
MNF                                      $946,646       50         0.09         $18,933       4.377     298.97    708        75.3
-----------------------------------------------------------------------------------------------------------------------------------
                                   $1,034,501,747   14,787       100.00         $69,960       5.627     299.18    713        83.9
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                           Gross Margins
-----------------------------------------------------------------------------------------------------------------------------------
                                      CURRENT        # OF        % OF          AVERAGE        GROSS      REMG.               ORIG
DESCRIPTION                           BALANCE        LOANS       TOTAL         BALANCE         WAC       TERM     FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------------
<= 0.000                           $164,355,279     1,382        15.89         $118,926       4.451     298.74    736        77.0
0.001 - 0.250                       $32,618,048       425         3.15          $76,748       4.570     298.27    708        70.7
0.251 - 0.500                      $110,886,797     1,211        10.72          $91,566       4.627     299.28    721        76.3
0.501 - 0.750                       $34,994,907       233         3.38         $150,193       5.055     299.14    715        73.9
0.751 - 1.000                       $89,724,507       624         8.67         $143,789       5.488     299.42    716        78.6
1.001 - 1.250                       $52,390,568       619         5.06          $84,637       5.240     299.65    694        74.3
1.251 - 1.500                       $34,892,796       381         3.37          $91,582       5.453     299.66    721        84.4
1.501 - 1.750                       $24,662,202       355         2.38          $69,471       5.901     299.09    694        76.6
1.751 - 2.000                       $61,589,376     1,503         5.95          $40,978       5.483     299.08    724        88.1
2.001 - 2.250                       $52,212,809     1,000         5.05          $52,213       5.529     299.55    705        87.8
2.251 - 2.500                      $107,060,371     2,186        10.35          $48,975       6.083     299.16    728        92.4
2.501 - 2.750                       $57,827,585       632         5.59          $91,499       6.844     299.61    699        89.7
2.751 - 3.000                       $43,290,562       866         4.18          $49,989       5.940     299.60    677        90.0
3.001 - 3.250                       $14,737,006       208         1.42          $70,851       6.591     298.48    695        92.4
3.251 - 3.500                       $67,932,463     1,630         6.57          $41,676       6.452     299.64    700        96.9
3.501 - 3.750                       $15,697,855       354         1.52          $44,344       7.097     298.30    717        93.9
3.751 - 4.000                       $11,396,028       148         1.10          $77,000       7.528     299.70    695        94.8
4.001 - 4.250                       $21,017,932       329         2.03          $63,884       7.959     296.90    713        95.6
4.251 - 4.500                       $13,974,698       192         1.35          $72,785       8.707     299.16    696        96.9
4.501 - 4.750                        $6,452,366       167         0.62          $38,637       6.717     299.96    688        96.7
4.751 - 5.000                        $2,121,797        31         0.21          $68,445       7.971     299.69    658        94.0
5.001 - 5.250                        $5,663,062        63         0.55          $89,890       9.330     299.86    675        96.7
5.251 - 5.500                        $2,673,022        43         0.26          $62,163       6.675     299.64    677        96.5


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.
                                      A-6

    [LOGO OMITTED] Countrywide                                                                           Computational Material for
    --------------------------
      SECURITIES CORPORATION                                                  CWABS Revolving Home Equity Loan Trust, Series 2004-P
A Countrywide Capital Markets Company                                                                                       Group 2
------------------------------------------------------------------------------------------------------------------------------------



                                                           $1,034,501,747

-----------------------------------------------------------------------------------------------------------------------------------
                                                           Gross Margins
-----------------------------------------------------------------------------------------------------------------------------------
                                      CURRENT        # OF        % OF          AVERAGE        GROSS      REMG.               ORIG
DESCRIPTION                           BALANCE        LOANS       TOTAL         BALANCE         WAC       TERM     FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------------
5.501 - 5.750                            $241,597        5         0.02         $48,319        9.783    299.28    631        88.6
5.751 - 6.000                            $122,900        3         0.01         $40,967       10.240    300.00    675        98.9
6.001 - 6.250                          $3,634,481      138         0.35         $26,337        9.959    299.71    619        80.8
6.251 - 6.500                          $1,433,101       50         0.14         $28,662       10.056    299.95    603        80.7
6.501 - 6.750                            $716,383        6         0.07        $119,397       11.473    300.00    677        90.1
6.751 - 7.000                            $126,250        1         0.01        $126,250       11.500    300.00    682        95.0
7.501 - 7.750                             $28,000        1         0.00         $28,000       12.125    300.00    589        58.7
7.751 - 8.000                             $27,000        1         0.00         $27,000       12.500    300.00    615        89.8
-----------------------------------------------------------------------------------------------------------------------------------
1.696        WAL (yr)              $1,034,501,747   14,787       100.00         $69,960        5.627    299.18    713        83.9
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                         Utilization Range
-----------------------------------------------------------------------------------------------------------------------------------
                                      CURRENT        # OF        % OF          AVERAGE        GROSS      REMG.               ORIG
DESCRIPTION                           BALANCE        LOANS       TOTAL         BALANCE         WAC       TERM     FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------------
0.01 - 10.00                           $2,251,925      501         0.22         $4,495        5.344     297.85    725        73.1
10.01 - 20.00                          $7,132,981      550         0.69        $12,969        5.350     297.38    727        78.2
20.01 - 30.00                          $9,136,222      500         0.88        $18,272        5.108     298.05    718        74.3
30.01 - 40.00                         $12,480,000      498         1.21        $25,060        5.057     299.01    720        75.9
40.01 - 50.00                         $16,752,923      511         1.62        $32,785        5.035     299.27    716        78.1
50.01 - 60.00                         $17,507,954      438         1.69        $39,972        5.070     299.09    714        75.0
60.01 - 70.00                         $20,721,581      438         2.00        $47,310        5.211     298.67    707        79.1
70.01 - 80.00                         $24,258,551      437         2.34        $55,512        5.040     299.07    715        78.1
80.01 - 90.00                         $24,327,322      340         2.35        $71,551        5.018     299.03    726        75.2
90.01 - 100.00                       $899,932,288   10,574        86.99        $85,108        5.706     299.23    713        84.9
-----------------------------------------------------------------------------------------------------------------------------------
                                   $1,034,501,747   14,787       100.00        $69,960        5.627     299.18    713        83.9
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                         Lifetime Rate Cap
-----------------------------------------------------------------------------------------------------------------------------------
                                      CURRENT        # OF        % OF          AVERAGE        GROSS      REMG.               ORIG
DESCRIPTION                           BALANCE        LOANS       TOTAL         BALANCE         WAC       TERM     FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------------
11.949                                   $489,080        2         0.05        244,540        5.450     298.20    712        100.0
16.000                                 $7,727,626      303         0.75        $25,504        5.372     299.44    712         89.8
17.000                                $45,937,196    1,035         4.44        $44,384        5.611     299.40    718         84.7
18.000                               $975,951,166   13,273        94.34        $73,529        5.610     299.17    714         83.8
21.000                                 $4,396,678      174         0.43        $25,268        9.884     299.75    611         79.4
-----------------------------------------------------------------------------------------------------------------------------------
17.951                             $1,034,501,747   14,787       100.00        $69,960        5.627     299.18    713         83.9
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                          Draw Limit Range
-----------------------------------------------------------------------------------------------------------------------------------
                                      CURRENT        # OF        % OF          AVERAGE        GROSS      REMG.               ORIG
DESCRIPTION                           BALANCE        LOANS       TOTAL         BALANCE         WAC       TERM     FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------------
$0.01 - $10,000.00                   $2,604,860       339         0.25          $7,684        5.492     298.03    709        85.3
$10,000.01 - $20,000.00             $44,101,923     3,133         4.26         $14,077        5.316     299.04    708        86.9
$20,000.01 - $30,000.00            $109,192,697     4,661        10.56         $23,427        5.085     299.46    707        90.0
$30,000.01 - $40,000.00             $23,433,970       997         2.27         $23,504        5.224     298.89    707        88.0



------------------------------------------------------------------------------

    [LOGO OMITTED] Countrywide                                                                           Computational Material for
    --------------------------
      SECURITIES CORPORATION                                                  CWABS Revolving Home Equity Loan Trust, Series 2004-P
A Countrywide Capital Markets Company                                                                                       Group 2
------------------------------------------------------------------------------------------------------------------------------------



                                                           $1,034,501,747

-----------------------------------------------------------------------------------------------------------------------------------
                                                          Draw Limit Range
-----------------------------------------------------------------------------------------------------------------------------------
                                      CURRENT        # OF        % OF          AVERAGE        GROSS      REMG.               ORIG
DESCRIPTION                           BALANCE        LOANS       TOTAL         BALANCE         WAC       TERM     FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------------
$40,000.01 - $50,000.00                $9,235,270      550         0.89           $16,791     4.988     298.95    708        75.5
$50,000.01 - $60,000.00                $2,983,665      168         0.29           $17,760     4.792     298.35    701        80.0
$60,000.01 - $70,000.00                $1,742,057      100         0.17           $17,421     5.255     298.53    710        77.7
$70,000.01 - $80,000.00                $1,561,530      102         0.15           $15,309     5.061     299.38    708        77.0
$80,000.01 - $90,000.00                  $912,906       65         0.09           $14,045     5.358     298.33    723        81.1
$90,000.01 - $100,000.00               $3,669,534      197         0.35           $18,627     4.963     299.24    719        71.0
$100,000.01 - $125,000.00            $136,725,163    1,235        13.22          $110,709     6.298     298.97    714        91.3
$125,000.01 - $150,000.00            $165,718,855    1,240        16.02          $133,644     6.067     298.98    709        83.8
$150,000.01 - $175,000.00             $43,030,074      289         4.16          $148,893     5.945     298.83    714        85.5
$175,000.01 - $200,000.00             $63,981,524      394         6.18          $162,390     5.585     299.29    711        81.5
$200,000.01 - $225,000.00             $30,663,431      164         2.96          $186,972     5.662     299.38    714        83.5
$225,000.01 - $250,000.00             $42,317,464      215         4.09          $196,825     5.477     299.30    717        80.4
$250,000.01 - $275,000.00             $29,099,926      124         2.81          $234,677     5.540     299.16    714        84.0
$275,000.01 - $300,000.00             $46,602,095      187         4.50          $249,209     5.408     299.34    715        78.2
$300,000.01 - $325,000.00             $15,224,756       59         1.47          $258,047     5.511     299.37    719        83.5
$325,000.01 - $350,000.00             $19,317,017       68         1.87          $284,074     5.334     299.35    726        81.7
$350,000.01 - $375,000.00             $10,080,524       33         0.97          $305,470     5.714     299.00    728        83.0
$375,000.01 - $400,000.00             $22,055,191       73         2.13          $302,126     5.488     299.17    717        79.8
$400,000.01 - $425,000.00             $11,179,582       31         1.08          $360,632     5.201     299.28    730        84.5
$425,000.01 - $450,000.00             $19,132,165       49         1.85          $390,452     5.464     299.33    717        80.2
$450,000.01 - $475,000.00              $5,309,009       15         0.51          $353,934     4.844     299.64    715        85.7
$475,000.01 - $500,000.00             $52,185,166      125         5.04          $417,481     5.219     299.02    722        76.2
$500,000.01 - $525,000.00              $5,558,385       12         0.54          $463,199     6.585     299.42    709        90.0
$525,000.01 - $550,000.00              $3,794,405        7         0.37          $542,058     5.417     300.00    721        88.8
$550,000.01 - $575,000.00              $5,300,793       11         0.51          $481,890     5.481     299.83    728        86.3
$575,000.01 - $600,000.00             $14,739,931       28         1.42          $526,426     5.694     299.54    712        79.6
$600,000.01 - $625,000.00              $2,511,121        6         0.24          $418,520     4.881     299.84    726        81.3
$625,000.01 - $650,000.00              $3,834,000        6         0.37          $639,000     5.678     299.67    712        76.2
$650,000.01 - $675,000.00              $2,493,186        4         0.24          $623,297     4.366     299.73    722        89.0
$675,000.01 - $700,000.00              $4,255,621        9         0.41          $472,847     6.007     298.93    720        86.3
$700,000.01 - $725,000.00              $2,135,078        3         0.21          $711,693     5.419     300.00    683        78.3
$725,000.01 - $750,000.00              $4,814,511        8         0.47          $601,814     5.592     298.87    731        80.6
$750,000.01 - $775,000.00              $3,064,908        4         0.30          $766,227     5.999     299.50    713        87.5
$775,000.01 - $800,000.00              $6,703,586       11         0.65          $609,417     5.769     298.89    718        76.6
$800,000.01 - $825,000.00              $1,914,800        3         0.19          $638,267     5.282     299.85    741        79.1
$825,000.01 - $850,000.00              $2,124,265        3         0.21          $708,088     4.998     298.81    766        79.0
$850,000.01 - $875,000.00                $864,594        1         0.08          $864,594     6.875     298.00    642        80.0
$875,000.01 - $900,000.00              $4,909,694        6         0.47          $818,282     5.312     300.00    748        84.2
$900,000.01 - $925,000.00                $905,000        1         0.09          $905,000     4.750     300.00    724        58.4
$925,000.01 - $950,000.00              $2,834,098        3         0.27          $944,699     5.832     299.34    712        73.2
$950,000.01 - $975,000.00              $3,388,841        4         0.33          $847,210     4.922     300.00    746        70.6
$975,000.01 - $1,000,000.00           $19,665,519       24         1.90          $819,397     4.814     299.63    720        67.7
> $1,000,000.00                       $26,629,054       20         2.57        $1,331,453     5.559     299.56    704        79.5
-----------------------------------------------------------------------------------------------------------------------------------
                                   $1,034,501,747   14,787       100.00           $69,960     5.627     299.18    713        83.9
-----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

    [LOGO OMITTED] Countrywide                                                                           Computational Material for
    --------------------------
      SECURITIES CORPORATION                                                  CWABS Revolving Home Equity Loan Trust, Series 2004-P
A Countrywide Capital Markets Company                                                                                       Group 2
------------------------------------------------------------------------------------------------------------------------------------



                                                           $1,034,501,747

-----------------------------------------------------------------------------------------------------------------------------------
                                                             Lien Type
-----------------------------------------------------------------------------------------------------------------------------------
                                      CURRENT        # OF        % OF          AVERAGE        GROSS      REMG.               ORIG
DESCRIPTION                           BALANCE        LOANS       TOTAL         BALANCE         WAC       TERM     FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------------
Second                             $1,034,501,747   14,787       100.00        $69,960        5.627     299.18    713        83.9
-----------------------------------------------------------------------------------------------------------------------------------
                                   $1,034,501,747   14,787       100.00        $69,960        5.627     299.18    713        83.9
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                         Delinquency Status
-----------------------------------------------------------------------------------------------------------------------------------
                                      CURRENT        # OF        % OF          AVERAGE        GROSS      REMG.               ORIG
DESCRIPTION                           BALANCE        LOANS       TOTAL         BALANCE         WAC       TERM     FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------------
Current                            $1,034,413,325   14,783        99.99        $69,973        5.626     299.19    713         83.9
60 - 89 Days                              $31,244        1         0.00        $31,244        8.250     294.00    683        100.0
90+ Days                                  $57,178        3         0.01        $19,059        6.906     232.85    685         94.0
-----------------------------------------------------------------------------------------------------------------------------------
                                   $1,034,501,747   14,787       100.00        $69,960        5.627     299.18    713         83.9
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                          Origination Year
-----------------------------------------------------------------------------------------------------------------------------------
                                      CURRENT        # OF        % OF          AVERAGE        GROSS      REMG.               ORIG
DESCRIPTION                           BALANCE        LOANS       TOTAL         BALANCE         WAC       TERM     FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------------
1998                                     $217,728        9         0.02        $24,192        6.082     198.43    709        73.0
1999                                      $19,150        2         0.00         $9,575        7.195     242.44    733        89.8
2000                                      $35,826        2         0.00        $17,913        5.552     253.15    758        76.9
2001                                     $431,025       17         0.04        $25,354        6.595     266.42    736        89.3
2002                                     $617,076       22         0.06        $28,049        6.116     282.13    744        80.1
2003                                   $8,056,880      425         0.78        $18,957        6.212     289.27    720        76.2
2004                               $1,025,124,061   14,310        99.09        $71,637        5.621     299.31    713        83.9
-----------------------------------------------------------------------------------------------------------------------------------
                                   $1,034,501,747   14,787       100.00        $69,960        5.627     299.18    713        83.9
-----------------------------------------------------------------------------------------------------------------------------------







------------------------------------------------------------------------------